SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Under Rule 14a-12

                                  Turner Funds
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)       Title of each class of securities to which transaction applies:

        2)       Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ]     Check box if any part of the fee is offset as provided by Exchange
        Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

        2)      Form, Schedule or Registration Statement No.:

        3)      Filing Party:

        4)      Date Filed:

                                  TURNER FUNDS


Dear Shareholder:

A Special Meeting (the "Meeting") of the Turner Financial Services Fund, Turner Healthcare & Biotechnology Fund, Turner Tax Managed U.S. Equity Fund, Turner Small Cap Value Opportunities Fund, Turner Strategic Value and High Income Fund, Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, and Turner High Yield Fund (each a "Turner Fund" and collectively the "Funds" or the "Turner Funds") of Turner Funds (the "Turner Trust") will be held at the offices of Turner Investments Partners, Inc. ("Turner") at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on April 23, 2004, at 10:00 a.m., Eastern Time.

At the Meeting, you will be asked to approve the reorganization of the Funds with and into substantially similar series (each a "Constellation Fund" and collectively the "Constellation Funds") of Constellation Funds (the "Constellation Trust"). Assuming approval by shareholders of the Turner Funds, you will receive a number of shares of a Constellation Fund equal in dollar value and in the number of shares of each Turner Fund that you own at the time of the reorganization. As further explained in the accompanying proxy statement, the Board of Trustees of the Turner Trust has unanimously recommended that shareholders approve the reorganization. We encourage you to support the Trustees' recommendation.

All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted.

Shareholders of record at the close of business on February 20, 2004 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.


                                           By Order of the Board of Trustees


                                           Thomas R. Trala
                                           President
                                           Turner Funds


February 27, 2004

                                PROXY INFORMATION

         THE TURNER FUNDS WILL HOLD A SPECIAL MEETING OF SHAREHOLDERS ON APRIL 23, 2004, AT THE OFFICES OF TURNER INVESTMENT PARTNERS, INC. ("TURNER" OR "TIP"), CURRENT INVESTMENT ADVISER AND ADMINISTRATOR TO THE FUNDS, 1205 WESTLAKES DRIVE, SUITE 100, BERWYN, PENNSYLVANIA 19312. THE PURPOSE OF THIS MEETING IS TO VOTE ON A PROPOSAL TO REORGANIZE THE TURNER FUNDS INTO SUBSTANTIALLY SIMILAR CONSTELLATION FUNDS, WHICH ARE MUTUAL FUNDS THAT ARE BEING CREATED BY THE CONSTELLATION TRUST.

         THE FIRST TWO PAGES OF THIS BOOKLET HIGHLIGHT KEY POINTS ABOUT THE PROPOSED REORGANIZATION AND EXPLAIN THE PROXY PROCESS - INCLUDING HOW TO CAST YOUR VOTES. BEFORE YOU VOTE, PLEASE READ THE FULL TEXT OF THE PROXY STATEMENT FOR A COMPLETE UNDERSTANDING OF THE PROPOSAL.

                  KEY POINTS ABOUT THE PROPOSED REORGANIZATION

         Under the proposed reorganization, each Turner Fund's assets and liabilities would be transferred to a new Constellation Fund that is being created just for this purpose. Constellation Investment Management Co., LP ("CIMCO") would serve as each new fund's investment adviser, subject to the direction of the Constellation Trust's Board of Trustees. CIMCO, in turn, would hire Turner, Clover Capital Management, Inc. ("Clover") and Chartwell Investment Partners, L.P. ("Chartwell") as sub-advisers to manage the newly organized Constellation Funds on a day-to-day basis, as described in more detail below. UNDER THE PROPOSED ARRANGEMENT, THE INDIVIDUALS THAT CURRENTLY PERFORM DAY-TO-DAY PORTFOLIO MANAGEMENT SERVICES FOR EACH TURNER FUND WILL NOT CHANGE.

o Turner Sub-Advised Funds: Turner currently serves as the investment adviser to the Turner Financial Services Fund, Turner Healthcare & Biotechnology Fund, Turner Tax Managed U.S. Equity Fund, and Turner Strategic Value and High Income Fund. Turner Investment Management, LLC ("TIM"), a majority-owned subsidiary of Turner, currently serves as the investment adviser to the Turner Small Cap Value Opportunities Fund. As proposed, Turner will serve as the sub-adviser to the newly-formed Constellation TIP Financial Services Fund, Constellation TIP Healthcare & Biotechnology Fund, Constellation TIP Tax Managed Fund, and Constellation TIP Small Cap Value Opportunities Fund. CIMCO will manage the Constellation Strategic Value and High Income Fund, a "fund of funds" that will invest substantially all of its assets in shares of other Constellation Funds, directly.

o Clover Sub-Advised Funds: Clover currently serves as the investment sub-adviser to the Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund, and Turner Core Fixed Income Fund. As proposed, Clover will continue to serve as the sub-adviser to the newly-formed Constellation Clover Large Cap Value Fund, Constellation Clover Core Value Fund, Constellation Clover Small Cap Value Fund, and Constellation Clover Core Fixed Income Fund.

o Chartwell Sub-Advised Funds: Turner currently serves as the investment adviser to the Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, and Turner High Yield Fund. Mr. Roger Early and Mr. Paul Matlack form the team that manages the Turner Ultra Short Duration Fixed Income Fund and the Turner Short Duration Fixed Income Fund, while Mr. Early, Mr. Matlack and Mr. John McCarthy form the committee that manages the Turner Total Return Fixed Income Fund and the Turner High Yield Fund. Messrs. Early, Matlack and McCarthy recently became employees of Chartwell, while remaining "dual" employees of Turner for the sole purpose of providing day-to-day management services to the above-referenced Funds. Under the proposed arrangement, Messrs. Early, Matlack and McCarthy would terminate their respective employment with Turner, and Chartwell will serve as the sub-adviser to the newly-formed Constellation Chartwell Ultra Short Duration Fixed Income Fund, Constellation Chartwell Short Duration Fixed Income Fund, and Constellation Chartwell High Yield Fund.

         IMPLEMENTATION OF PERFORMANCE FEE ADJUSTMENTS. One of the hallmarks of the Constellation Funds will be the universal employment of "performance fees" for CIMCO and each sub-adviser. Performance fees are fees that start at a base or "fulcrum" point, and adjust upward or downward proportionately depending on the fund's performance in relation to a specified index of securities. The Turner Financial Services Fund currently has such fees (as do other series of the Turner Trust that are not a part of the proposed reorganization), and CIMCO believes that such fees are an important means of aligning its interests and the interests of each sub-adviser with those of shareholders. Importantly, the base fee component of each Constellation Fund's advisory fee is being proposed at the same level as the current investment advisory fee for its corresponding Turner Fund. In addition, with the exception of the Constellation TIP Financial Services and Constellation TIP Healthcare & Biotechnology Funds, which currently pay a performance fee as series of the Turner Trust and would continue to do so upon their respective reorganization into the Constellation Trust, no Constellation Fund's advisory (or sub-advisory) fee will reflect a performance adjustment for at least one year from the date the reorganization is effective.

         SAME OR SIMILAR FUND OPERATING EXPENSES. All of the Turner Funds that are proposed to become Constellation Funds presently have some form of expense limitation or cap. CIMCO is committed to ensuring that shareholders of the Turner Funds not be subjected to additional fund operating expenses as a result of the reorganization, and accordingly has agreed to extend all existing expense limitations or caps through January 31, 2006. This means that your Turner Fund is expected to have approximately the same fund operating expenses (other than advisory fee increases and/or reductions resulting from performance adjustments, as discussed above), through January 31, 2006. CIMCO may extend or modify the expense limitations or caps after January 31, 2006.

         SAME SHAREHOLDER SERVICES. As a shareholder of the Constellation Funds, you will have the same access to a wide range of shareholder services, including exchange privileges (by mail or phone), telephone redemption services, automatic investment programs, systematic withdrawal programs, tax qualified retirement plans and toll-free shareholder service support as you had as a shareholder of the Turner Funds.

         TAX-FREE NATURE OF THE REORGANIZATION. The reorganization is anticipated to be accomplished on a tax-free basis, meaning that you should not realize any capital gains when your Turner Fund shares are exchanged for shares of the corresponding Constellation Fund.

HOW THE REORGANIZATION WILL AFFECT YOUR ACCOUNT

         If shareholders approve the reorganization, your existing Turner Fund shares will be exchanged, on a tax-free basis, for an equivalent dollar and share amount of the corresponding Constellation Fund's shares. Your account registration and account options will remain the same unless you change them. In addition, your aggregate cost basis in each Constellation Fund will remain the same as it was in the corresponding Turner Fund.

                            QUESTIONS & ANSWERS

Q. WHY IS TURNER PROPOSING TO REORGANIZE THE TURNER FUNDS INTO THE CONSTELLATION FUNDS?

A. Turner recently made a strategic investment decision to focus its investment advisory and administrative services on a core group of "growth" mutual funds. Turner is proposing that, subject to the approval of the shareholders of the Turner Funds, the assets and liabilities of the Turner Funds be transferred with and into new Constellation Funds that will be created just for this purpose. Turner believes that the proposed reorganization is an efficient process whereby fixed income, value and certain "non-core" U.S. growth funds are split off from the Turner Trust and brought into a new trust for their ongoing operation, management and sales. As proposed, CIMCO would serve as each new Constellation Fund's investment adviser, subject to the direction of the Constellation Trust's Trustees. CIMCO, in turn, would hire Turner, Clover and Chartwell as sub-advisers to manage the newly organized Constellation Funds on a day-to-day basis. UNDER THE PROPOSED ARRANGEMENT, THE INDIVIDUALS THAT CURRENTLY PERFORM DAY-TO-DAY PORTFOLIO MANAGEMENT SERVICES FOR EACH TURNER FUND WILL CONTINUE TO PERFORM DAY-TO-DAY PORTFOLIO MANAGEMENT SERVICES FOR EACH CONSTELLATION FUND.

Q. WHEN WILL THE REORGANIZATION BE EFFECTIVE?

A. If shareholders approve the proposed reorganization, each Turner Fund will be reorganized with and into its corresponding Constellation Fund after the close of trading on Friday, April 23, 2004. Accordingly, effective Monday, April 26, 2004, you will own shares of the Constellation Funds.

Q. WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. We encourage all shareholders to participate in the governance of their Fund. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations.

Q. HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of your Turner Fund, including the "Independent Trustees" who comprise a majority of the Turner Trust's Board of Trustees, unanimously recommend that you vote "FOR" the proposal.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-224-6312 between 8:30 a.m. and 8:00 p.m., Eastern Time, Monday through Friday.

Q. HOW DO I VOTE?

A. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote over the internet or by telephone. Please follow the instructions on the enclosed proxy card to utilize these methods of voting.

                                  TURNER FUNDS

                         TURNER FINANCIAL SERVICES FUND
                     TURNER HEALTHCARE & BIOTECHNOLOGY FUND
                       TURNER TAX MANAGED U.S. EQUITY FUND
                    TURNER SMALL CAP VALUE OPPORTUNITIES FUND
                           TURNER LARGE CAP VALUE FUND
                             TURNER CORE VALUE FUND
                           TURNER SMALL CAP VALUE FUND
                          TURNER CORE FIXED INCOME FUND
                  TURNER ULTRA SHORT DURATION FIXED INCOME FUND
                     TURNER SHORT DURATION FIXED INCOME FUND
                             TURNER HIGH YIELD FUND
                   TURNER STRATEGIC VALUE AND HIGH INCOME FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                 APRIL 23, 2004

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Turner Financial Services Fund, Turner Healthcare & Biotechnology Fund, Turner Tax Managed U.S. Equity Fund, Turner Small Cap Value Opportunities Fund, Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner High Yield Fund, and Turner Strategic Value and High Income Fund (each a "Turner Fund" and collectively the "Turner Funds") of Turner Funds (the "Turner Trust") will be held at the offices of Turner Investments Partners, Inc. ("Turner" or "TIP") at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on April 23, 2004, at 10:00 a.m. Eastern Time.

         All Shareholders are cordially invited to attend the Meeting. However, if you are unable to attend the Meeting, please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope so that the Meeting may be held and a maximum number of shares may be voted. Shareholders of record at the close of business on February 20, 2004 are entitled to notice of and to vote at the Meeting or any adjournments of the Meeting.


                                   By Order of the Board of Trustees



                                   Thomas R. Trala
                                   President
                                   Turner Funds

February 27, 2004

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                 PROXY STATEMENT

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF TRUSTEES (THE "BOARD") OF TURNER FUNDS (THE "TURNER TRUST") FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 2004 AT 10:00 A.M. EASTERN TIME AT THE OFFICES OF TURNER INVESTMENTS PARTNERS, INC. ("TURNER" OR "TIP"), 1205 WESTLAKES DRIVE, SUITE 100, BERWYN, PENNSYLVANIA 19312, AND AT ANY ADJOURNED SESSION THEREOF (THE SPECIAL MEETING AND ANY ADJOURNMENTS OF THE SPECIAL MEETING ARE REFERRED TO IN THIS PROXY STATEMENT AS THE "MEETING").

         Shareholders of the Turner Financial Services Fund, Turner Healthcare & Biotechnology Fund, Turner Tax Managed U.S. Equity Fund, Turner Small Cap Value Opportunities Fund, Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner High Yield Fund, and Turner Strategic Value and High Income Fund (each a "Turner Fund" and collectively the "Turner Funds") of record at the close of business on February 20, 2004 ("Shareholders") are entitled to vote at the Meeting.

         The Meeting is being called in order to permit the Shareholders to consider and vote on the following proposals.

         1. To approve the reorganization of the Turner Funds with and into corresponding series (each a "Constellation Fund" and collectively the "Constellation Funds") of the Constellation Funds (the "Constellation Trust").

         2. To act on any other business properly brought before the meeting

                       THE TRUSTEES UNANIMOUSLY RECOMMEND
                THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION.

         Each whole share held entitles the Shareholder to one vote for each dollar (carried forward to two decimal places) of net asset value of such share as of the close of business on February 20, 2004, and each fractional share is entitled to a proportionate fractional vote. As of February 17, 2004, the Turner Funds had the following units of beneficial interest ("shares") issued and outstanding:

         Turner Financial Services Fund                                         1,164,106.0780
         Turner Healthcare & Biotechnology Fund                                 1,249,299.7200
         Turner Tax Managed U.S. Equity Fund                                    641,010.4210
         Turner Small Cap Value Opportunities Fund                              1,704,566.4720
         Turner Large Cap Value Fund                                            597,481,1880
         Turner Core Value Fund                                                 3,404,195.4300
         Turner Small Cap Value Fund                                            21,538,340.0310
         Turner Core Fixed Income Fund                                          3,751,620.4110
         Turner Ultra Short Duration Fixed Income Fund - Class I Shares         39,768,471.9580
         Turner Ultra Short Duration Fixed Income Fund - Class II Shares        640,307.9050
         Turner Short Duration Fixed Income Fund - Class I Shares               20,706,806.4470
         Turner Short Duration Fixed Income Fund - Class II Shares              252,867.9330
         Turner High Yield Fund                                                 3,170,978.4060
         Turner Strategic Value and High Income Fund                            931,917.1580

         In addition to the solicitation of proxies by mail, Trustees and officers of the Turner Trust and officers and employees of Turner may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. Turner and CIMCO will bear the cost of the Meeting and proxy materials and any proxy solicitation. The proxy card and this proxy statement are being mailed to Shareholders on or about February 27, 2004.

         PROPOSAL 1: APPROVAL OF THE REORGANIZATION OF THE TURNER FUNDS WITH AND INTO CORRESPONDING SERIES OF THE CONSTELLATION FUNDS.

              VOTE APPLICABLE TO SHAREHOLDERS OF: ALL TURNER FUNDS

         The Turner Trust's Board has approved a plan to reorganize each Turner Fund into a new, corresponding Constellation Fund that is being created by the Constellation Trust specifically for the proposed reorganization. Each Constellation Fund will have the same investment objectives and policies, and substantially the same risks, policies, restrictions and limitations, as an existing Turner Fund. (A form of the agreement and plan of reorganization (the "Agreement") is attached as Exhibit A to this proxy statement.) To proceed with the reorganization, each Turner Fund needs Shareholder approval. The next few pages of this proxy statement discuss important details of the reorganization.

         AGREEMENT AND PLAN OF REORGANIZATION. This agreement spells out the terms and conditions that will apply to each Turner Fund's reorganization into the corresponding Constellation Fund (assuming that Shareholders approve the reorganization). The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board. The significant conditions which may not be waived include: (a) the receipt by the Turner Trust and the Constellation Trust of an opinion of counsel to the Constellation Trust, as to certain federal income tax aspects of the reorganization; and (b) the approval of the reorganization agreement by the required percentage of Shareholders of each of the Turner Funds. The Board can terminate the reorganization agreement and abandon the reorganization at any time, (whether before or after Shareholders of the Funds approve it) before the closing date. In addition, the Board may amend the reorganization agreement. For a complete description of these terms and conditions, please see the form of the Agreement in Exhibit A to this proxy statement. The description of the reorganization and the reorganization agreement in this proxy statement is qualified in its entirety by reference to the form of the Agreement in Exhibit A.

         STEPS TO REORGANIZE. The reorganization would be accomplished in a three-step process. First, your Turner Fund would transfer all of its assets to a corresponding Constellation Fund, and the Constellation Fund would assume your Turner Fund's liabilities. Second, and simultaneously with step one, the new Constellation Fund would open an account for you, crediting it with corresponding shares of the new Constellation Fund that are equivalent in value to your investment in shares of your Turner Fund at the time of the reorganization. Every Shareholder will receive the same number of shares of a Constellation Fund as the number of Turner Fund shares held by the Shareholder immediately before the reorganization. Third, the existing Turner Funds would be terminated. If approved by Shareholders, the reorganization is expected to take place after the close of trading on Friday, April 23, 2004. Accordingly, Shareholders will own shares of the Constellation Funds effective Monday, April 26, 2004.

         THE REORGANIZATION IS EXPECTED TO BE TAX-FREE AT THE FEDERAL LEVEL. The reorganization is expected to have no federal income tax consequences for you or your Turner Fund. Following the reorganization, from a tax standpoint, the adjusted basis of your Turner Fund shares should be the same. Shareholders are not expected to incur any personal state or local taxes as a result of the reorganization, but you should consult your own tax adviser to be sure. There is more information about the tax consequences of the reorganization in the agreement and plan of reorganization.

                             THE CONSTELLATION FUNDS

         YOUR FUND'S INVESTMENT OBJECTIVES AND POLICIES WILL STAY THE SAME. As reorganized, your Turner Fund - which will become a new Constellation Fund - will continue to seek the same investment objectives that it currently seeks and will follow the same investment policies that it currently follows.

         COMPARING INVESTMENT ADVISORY FEES. One of the hallmarks of the Constellation Funds will be the universal employment of "performance fees" for the adviser and each sub-adviser. Performance fees are fees that start at a base or "fulcrum" point, and adjust upward or downward on the fund's performance in relation to a specified index of securities. The amount of each Constellation Fund's performance adjustment, either upwards or downwards, will be capped at a maximum (for outperformance) and minimum (for underperformance) level. The Turner Financial Services and Turner Healthcare & Biotechnology Funds currently have such fees, and CIMCO believes that such fees are an important means of aligning the interests of the adviser and each sub-adviser with those of shareholders.

         As proposed, the base fee component of each Constellation Fund's advisory fee is being proposed at the same level as the current investment advisory fee for the corresponding Turner Fund. In addition, with the exception of the Constellation TIP Financial Services and Constellation TIP Healthcare & Biotechnology Funds (as described below), which now pay a performance fee and will continue to do so from the outset as series of the Constellation Trust, no Constellation Fund's advisory (or sub-advisory) fee will reflect a performance adjustment for at least one year from the date the reorganization into the Constellation Trust is complete. A detailed discussion of each Constellation Fund's proposed performance fee structure is discussed below, under the heading "Overview of Each Constellation Fund."

         COMPARING FUND EXPENSES. All of the Turner Funds that are proposed to become Constellation Funds presently have some form of expense limitation or cap. CIMCO is committed to ensuring that shareholders of the Turner Funds not be subjected to additional fund operating expenses as a result of the reorganization, and accordingly has agreed to extend all existing expense limitations or caps through January 31, 2006. This means that your Turner Fund is expected to have approximately the same fund operating expenses (exclusive of investment advisory or rule 12b-1 fees, as discussed below), through at least January 31, 2006.

         Some of the current Turner Fund expense limitations are tied to the "Net Total Fund Operating Expenses" of the relevant Fund (e.g., the Turner Large Cap Value, Turner Core Value and Turner Small Cap Value Funds), while others limit just "Other Expenses" (e.g., the Turner Financial Services and Turner Tax Managed U.S. Equity Funds). Because the proposed Advisory Fees for the Constellation Funds are all variable beginning 12 months after the reorganization, it is necessary to cap each Constellation Fund's "Other Expenses," rather than its "Net Total Fund Operating Expenses." Other Expenses include administrative, custody, transfer agency, legal, accounting/auditing and other operating expenses, but exclude investment advisory and rule 12b-1 fees. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

         OVERVIEW OF EACH CONSTELLATION FUND. A detailed description of each Constellation Fund's principal investment strategy, fees and expenses, and proposed performance fee structure is included on the following pages.

1. CONSTELLATION TIP FINANCIAL SERVICES FUND (currently the Turner Financial Services Fund)

Turner, the Turner Financial Service Fund's current investment adviser, will continue to provide daily investment management services to the Constellation Financial Services Fund in its capacity as the new Fund's sub-adviser.

The Constellation TIP Financial Services Fund will continue to invest primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. financial services companies, including banks, brokerage houses, insurance companies and investment advisory companies, that its sub-adviser, Turner, believes have above average growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange. Turner also will invest in financial services companies that it believes to be potential merger or acquisition targets. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

Turner will continue to pursue a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A security will become a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                            Turner Financial Services Fund    Constellation TIP Financial
                                                                 -   Class I Shares         Services Fund - Class I Shares
                                                            ------------------------------  ------------------------------

Redemption Fee (as a percentage of amount
     redeemed, if applicable)...........................             2.00%(1)                            2.00%(1)

Investment Advisory Fees................................             1.10%(2)                            1.10%(2)

Distribution (12b-1) Fees...............................              None                               None

Other Expenses..........................................              0.72%                              0.72(3)
                                                                     -----                               ----

TOTAL ANNUAL FUND OPERATING EXPENSES....................              1.82%(4)                           1.82%(4)

-----------------------------------
1 Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.
2 The advisory fee is currently subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Financials Index, and may range from 0.75% to 1.25%, depending upon the Fund's performance. The reorganized Fund's advisory fee will be subject to the same performance adjustment.
3 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.
4 Turner has voluntarily committed to waive fees and reimburse expenses to keep the Turner Financial Services Fund's "Other Expenses" from exceeding 0.40%. Turner may discontinue this arrangement at any time but has no present intent to do so. CIMCO will continue this voluntary waiver for through at least January 31, 2006.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Financial Services Fund with the cost of investing in the Constellation TIP Financial Services Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                  1 Year         3 Years        5 Years      10 Years
                                                                  ------         -------        -------      --------

Turner Financial Services Fund - Class I Shares...............       $185           $573            $985        $2,137
Constellation TIP Financial Services Fund - Class I Shares....       $185           $573            $985        $2,137


PERFORMANCE FEE ADJUSTMENT. The Turner Financial Services Fund's base advisory fee is 1.00%, and this advisory fee is currently subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Financials Index. Currently, the Turner Financial Services Fund's advisory fee can range from 0.75% to 1.25%, depending upon the Fund's performance relative to the S&P 500 Financials Index. The Constellation TIP Financial Services Fund will use the same performance fee structure.


                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 3.01% or more        + 0.25%           Underperforms the Index by 3.01% or more      - 0.25%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%

2. CONSTELLATION TIP HEALTHCARE & BIOTECHNOLOGY FUND (currently the Turner Healthcare & Biotechnology Fund)

Turner, the Turner Healthcare & Biotechnology Fund's current investment adviser, will continue to provide daily investment management services to the Constellation TIP Healthcare & Biotechnology Fund in its capacity as the new Fund's sub-adviser.

The Constellation TIP Healthcare & Biotechnology Fund will continue to invest primarily (at least 80% of its net assets) in equity securities of healthcare and biotechnology companies that are traded in the U.S. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange.

Healthcare companies include pharmaceutical companies, companies involved in research and development of pharmaceutical products and services, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services. Biotechnology companies are those that engage in the research, development, and manufacture of various biotechnological products, services, and processes; manufacture and/or distribute biotechnological and biomedical products, including devices and instruments; provide or benefit significantly from scientific and technological advances in biotechnology; or provide processes or services instead of, or in addition to, products. It is not expected that the Fund will own a substantial amount of securities that pay dividends.

While the Fund typically invests in the common stocks of medium to large capitalization companies, it may invest in companies of any size or any industry in order to achieve its goal. The Fund may also engage in futures and options transactions, purchase ADRs and U.S. government securities, and enter into repurchase agreements.

Turner will continue to pursue a bottom-up strategy that blends quantitative and qualitative analysis to find growth companies with superior earnings prospects, reasonable valuations, and favorable trading-volume and price patterns. A stock will become a sell candidate if Turner detects deterioration in the company's earnings growth potential. Turner may also trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the S&P 500 Healthcare Index.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                           Turner Healthcare &       Constellation TIP Healthcare
                                                          Biotechnology Fund -           & Biotechnology Fund -
                                                             Class II Shares                Class II Shares
                                                             ---------------                ---------------
Redemption Fee (as a percentage of amount
     redeemed, if applicable)...........................         2.00%(1)                        2.00%(1)

Investment Advisory Fees................................         0.91%(2)                         0.91%(2)

Distribution (12b-1) Fees...............................          None                            None

Other Expenses..........................................         0.72%                            0.72(3)
                                                                -----                            -----

     Shareholder Servicing Fee..........................         0.25%(4)                         0.25%(4)

TOTAL ANNUAL FUND OPERATING EXPENSES....................         1.63%(5)                         1.63%(5)

-------------

1 Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.
2 The advisory fee is currently subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Healthcare Index, and may range from 0.75% to 1.25%, depending upon the Fund's performance. The reorganized Fund's advisory fee will be subject to the same performance adjustment.
3 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.
4 The Shareholder Servicing Fee is included as part of the Fund's "Total Other Expenses" and is presented here for information purposes only.
5 Turner has voluntarily committed to waive fees and reimburse expenses to keep the Turner Healthcare & Biotechnology Fund's "Total Other Expenses" from exceeding 0.75%. Turner may discontinue this arrangement at any time but has no present intent to do so. CIMCO will continue this voluntary waiver for through at least January 31, 2006.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Healthcare & Biotechnology Fund with the cost of investing in the Constellation TIP Healthcare & Biotechnology Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                 1 Year       3 Years      5 Years      10 Years
                                                                 ------       -------      -------      --------

Turner Healthcare & Biotechnology Fund - Class II Shares......    $166          $514         $887        $1,933

Constellation TIP Healthcare & Biotechnology Fund - Class II
  Shares......................................................    $166          $514         $887        $1,933


PERFORMANCE FEE ADJUSTMENT. The Turner Healthcare & Biotechnology Fund's base advisory fee is 1.00%, and this advisory fee is currently subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Healthcare Index. Currently, the Turner Healthcare & Biotechnology Fund's advisory fee can range from 0.75% to 1.25%, depending upon the Fund's performance relative to the S&P 500 Healthcare Index. The Constellation TIP Healthcare & Biotechnology Fund will use the same performance fee structure.

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 3.01% or more        + 0.25%           Underperforms the Index by 3.01% or more      - 0.25%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%

3. CONSTELLATION TIP TAX MANAGED U.S. EQUITY FUND (currently the Turner Tax Managed U.S. Equity Fund)

Turner, the Turner Tax Managed U.S. Equity Fund's current investment adviser, will continue to provide daily investment management services to the Constellation TIP Tax Managed U.S. Equity Fund in its capacity as the new Fund's sub-adviser.

The Constellation TIP Tax Managed U.S. Equity Fund will continue to invest primarily (at least 80% of its net assets) in common stocks of U.S. companies that its sub-adviser, Turner, considers to have strong growth potential. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Turner will seek stocks that are favorably priced in relation to their fundamental value and will likely grow over time. These securities may be traded over the counter or listed on an exchange. While the Fund will typically invest in the common stocks of large to medium sized companies, it may invest in companies of any size or any industry in order to achieve its goal.

Turner will continue to manage the Fund using an investment strategy that is sensitive to the potential impact of personal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to federal income tax consequences. Turner expects to employ a number of strategies to minimize taxable distributions to shareholders.

In selecting companies, Turner typically will invest for the long term and choose securities that it believes offer strong opportunities for long-term growth of capital. When deciding to sell a security, Turner will consider the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realized capital losses. However, Turner may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                            Turner Tax Managed U.S. Equity   Constellation TIP Tax Managed
                                                                        Fund -                     U.S. Equity Fund -
                                                                    Class II Shares                  Class II Shares
                                                                    ---------------                  ---------------
Redemption Fee (as a percentage of amount
     redeemed, if applicable)...........................                2.00%(1)                         2.00%(1)

Investment Advisory Fees ...............................                0.75%                            0.75%(2)

Distribution (12b-1) Fees...............................                None                             None

Total Other Expenses....................................                1.39%                            1.39%(3)
                                                                       -----                            -----

     Shareholder Servicing Fee..........................                0.25%(4)                         0.25%(4)

TOTAL ANNUAL FUND OPERATING EXPENSES....................                2.14%(5)                         2.14%(5)

-------------
1 Applies to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.
2 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Index, and may range from 0.60% to 0.90% depending on the Fund's performance.
3        For the purposes of this comparison, Other Expenses are assumed to stay
         the same. Actual expenses of the reorganized Fund   may vary.

4 The Shareholder Servicing Fee is included as part of the Fund's "Total Other Expenses" and is presented here for information purposes only.
5 Turner has voluntarily committed to waive fees and reimburse expenses to keep the Turner Tax Managed U.S. Equity Fund's "Other Expenses" from exceeding 0.50%. Turner may discontinue this arrangement at any time but has no present intent to do so. CIMCO will contractually agree to waive fees and reimburse expenses to keep the Constellation TIP Tax Managed U.S. Equity Fund's "Other Expenses" from exceeding 0.50% through at least January 31, 2006.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Tax Managed U.S. Equity Fund with the cost of investing in the Constellation TIP Tax Managed U.S. Equity Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                 1 Year       3 Years      5 Years      10 Years
                                                                 ------       -------      -------      --------

Turner Tax Managed U.S. Equity Fund - Class II Shares.........    $217         $670         $1,149       $2,472
Constellation TIP Tax Managed U.S. Equity Fund -- Class II
  Shares......................................................    $217         $670         $1,149       $2,472



PERFORMANCE FEE ADJUSTMENT. The Constellation TIP Tax Managed U.S. Equity Fund's base advisory fee is 0.75%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the S&P 500 Index. The advisory fee may range from 0.60% to 0.90%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 3.01% or more        + 0.15%           Underperforms the Index by 3.01% or more      - 0.15%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%

4. CONSTELLATION TIP SMALL CAP VALUE OPPORTUNITIES FUND (currently the Turner Small Cap Value Opportunities Fund)

Turner Investment Management, LLC ("TIM"), an affiliate of Turner, currently serves as the investment adviser to the Turner Small Cap Value Opportunities Fund. As proposed, Turner would serve as the sub-adviser to the Constellation TIP Small Cap Value Opportunities Fund. The individuals who currently provide the daily investment management services to the Turner Fund (Messrs. Thomas DiBella and Kenneth Gainey) are dual employees of TIM and Turner, and these individuals will continue to provide daily investment management services to the Constellation Fund.

The Constellation TIP Small Cap Value Opportunities Fund will continue to invest primarily (at least 80% of its net assets) in equity securities of small capitalization companies that its sub-adviser, Turner, believes have the potential for growth and that appear to be trading below their perceived value. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Value Index.

The Fund will continue to invest in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. Turner will continue to look for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that Turner believes are undervalued by the market. Turner will employ a quantitative approach to determine whether a company's share price reflects its perceived value.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                Turner Small Cap Value        Constellation TIP Small Cap
                                                                 Opportunities Fund -          Value Opportunities Fund -
                                                                    Class II Shares                  Class II Shares
                                                                    ---------------                  ---------------
Redemption Fee (as a percentage of amount
     redeemed, if applicable)...........................                2.00%(1)                          2.00%(1)

Investment Advisory Fees................................                0.95%                             0.95%(2)

Distribution (12b-1) Fees...............................                0.25%                             0.25%

Other Expenses..........................................                2.44%                             2.44%(3)
                                                                       -----                             -----

TOTAL ANNUAL FUND OPERATING EXPENSES....................                3.64%                             3.64%

Fee Waivers and Expense Reimbursements..................               (2.19)%(4)                        (2.19)%(4)
                                                                       -----                             -----

NET TOTAL OPERATING  EXPENSES...........................                1.45%                             1.45%

-------------
1 Applies to redemptions within 90 days of purchase. At this time, purchases of Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.
2 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 2000 Value Index, and may range from 0.80% to 1.10% depending on the Fund's performance.
3 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.

4 TIM has contractually agreed to waive fees and reimburse expenses in order to keep the Turner Small Cap Value Opportunities Fund's "Other Expenses" from exceeding 0.25% through January 31, 2005. CIMCO will contractually agree to waive fees and reimburse expenses in order to keep the Constellation TIP Small Cap Value Opportunities Fund's "Other Expenses" from exceeding 0.25% through January 31, 2006.

EXAMPLE. This example is intended to help you compare the cost of investing in the Turner Small Cap Value Opportunities Fund with the cost of investing in the Constellation TIP Small Cap Value Opportunities Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Net Total Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                  1 Year       3 Years        5 Years       10 Years
                                                                  ------       -------        -------       --------

Turner Small Cap Value Opportunities Fund - Class II Shares...     $148          $912          $1,697        $3,755
Constellation TIP Small Cap Value Opportunities Fund - Class
  II Shares...................................................     $148          $912          $1,697        $3,755


PERFORMANCE FEE ADJUSTMENT. The Constellation TIP Small Cap Value Opportunities Fund's base advisory fee is 0.95%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 2000 Value Index. The advisory fee may range from 0.80% to 1.10%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 3.01% or more        + 0.15%           Underperforms the Index by 3.01% or more      - 0.15%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%

5. CONSTELLATION CLOVER LARGE CAP VALUE FUND (currently the Turner Large Cap Value Fund)

Clover, the Turner Large Cap Value Fund's current investment sub-adviser, will continue to provide daily investment management services to the Constellation Clover Large Cap Value Fund in its capacity as the new Fund's sub-adviser.

The Constellation Clover Large Cap Value Fund will continue to invest primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with large market capitalizations that its sub-adviser, Clover, believes have low valuations and attractive dividend yields relative to the market or to their own trading history. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Large cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the S&P 500 Index.

The Fund will continue to invest in securities of companies operating in a broad range of industries based primarily on characteristics such as price-cash flow, dividend yield, price-earnings and price-book value ratios. Clover will typically screen the stocks of the 500 largest U.S. companies (based on market capitalization) for those with the highest dividend yields. In selecting specific securities for the Fund, Clover will seek to identify companies whose stock is out-of-favor with investors.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                           Turner Large Cap Value       Constellation Clover Large
                                                           Fund - Class I Shares      Cap Value Fund - Class I Shares
                                                           ---------------------      -------------------------------

Investment Advisory Fees................................            0.74%                              0.74%(1)

Distribution (12b-1) Fees...............................            None                               None

Other Expenses..........................................            0.96%                              0.96%(2)
                                                                   -----                              -----

TOTAL ANNUAL FUND OPERATING EXPENSES....................            1.70%                              1.70%

Fee Waivers and Expense Reimbursements..................           (0.45)%                            (0.45)%

NET TOTAL OPERATING  EXPENSES...........................            1.25%(3)                           1.25%(3)

-------------
1 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 1000 Value Index, and may range from 0.64% to 0.84%, depending upon the Fund's performance.
2 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.
3 Turner has contractually agreed to waive fees and reimburse expenses in order to keep the Turner Large Cap Value Fund's "Net Total Operating Expenses" of the Class I Shares from exceeding 1.25% through January 31, 2005. CIMCO has voluntarily agreed to waive fees and reimburse expenses in order to keep the Constellation Clover Large Cap Value Fund's "Other Expenses" of the Class I Shares from exceeding 0.51% through at least January 31, 2006. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Large Cap Value Fund with the cost of investing in the Constellation Clover Large Cap Value Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Net Total Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                     1 Year      3 Years      5 Years      10 Years
                                                                     ------      -------      -------      --------

Turner Large Cap Value Fund - Class I Shares..................         $127        $492          $881        $1,971
Constellation Clover Large Cap Value Fund - Class I Shares....         $127        $492          $881        $1,971

PERFORMANCE FEE ADJUSTMENT. The Constellation Clover Large Cap Value Fund's base advisory fee is 0.74%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 1000 Value Index. The advisory fee may range from 0.64% to 0.84%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 5.01% or more        + 0.10%           Underperforms the Index by 5.01% or more      - 0.10%
Outperforms the Index by 4.01% to 5.00%      + 0.075%           Underperforms the Index by 4.01% to 5.00%    - 0.075%
Outperforms the Index by 3.01% to 4.00%      + 0.050%           Underperforms the Index by 3.01% to 4.00%    - 0.050%
Outperforms the Index by 2.01% to 3.00%      + 0.025%           Underperforms the Index by 2.01% to 3.00%    - 0.025%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%

For example, if the Constellation Clover Large Cap Value Fund outperforms the Russell 1000 Value Index over the relevant performance period by 3.25%, CIMCO's advisory fees would increase from 0.74% to 0.79%. If, however, the Fund underperforms the Index by 3.25%, CIMCO's advisory fees would decrease to 0.69%.

6.       CONSTELLATION CLOVER CORE VALUE FUND (currently the Turner Core Value
         Fund)

Clover, the Turner Core Value Fund's current investment sub-adviser, will continue to provide daily investment management services to the Constellation Clover Core Value Fund in its capacity as the new Fund's sub-adviser.

The Constellation Clover Core Value Fund will continue to invest substantially in common stocks and other equity securities of U.S. companies with medium market capitalizations that its sub-adviser, Clover, believes are undervalued relative to the market or their historic valuation. Mid cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 3000 Index.

The Fund will continue to invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover will seek to identify companies whose stock is out-of-favor with investors. The Fund may also invest in small and large capitalization securities of U.S. companies believed to be undervalued.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                   Turner Core Value           Constellation Clover Core
                                                                 Fund - Class I Shares         Value Fund - Class I Shares
                                                                 ---------------------         ---------------------------

Investment Advisory Fees................................                 0.74%                             0.74%(1)

Distribution (12b-1) Fees...............................                 None                              None

Other Expenses..........................................                 0.39%                             0.39%(2)
                                                                        -----                             -----

TOTAL ANNUAL FUND OPERATING EXPENSES....................                 1.13%(3)                          1.13%(3)

-------------
1 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 3000 Index, and may range from 0.615% to 0.865%, depending upon the Fund's performance.
2 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.
3 Turner has contractually agreed to waive fees and reimburse expenses in order to keep the Turner Core Value Fund's "Net Total Operating Expenses" of the Class I Shares from exceeding 1.25% through January 31, 2005. CIMCO has voluntarily agreed to waive fees and reimburse expenses in order to keep the Constellation Clover Core Value Fund's "Other Expenses" of the Class I Shares from exceeding 0.51% through at least January 31, 2006. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Core Value Fund with the cost of investing in the Constellation Clover Core Value Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Net Total Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                 1 Year       3 Years        5 Years       10 Years
                                                                 ------       -------        -------       --------

Turner Core Value Fund - Class I Shares..................         $115         $359           $622          $1,375
Constellation Clover Core Value Fund - Class I Shares....         $115         $359           $622          $1,375


PERFORMANCE FEE ADJUSTMENT. The Constellation Clover Core Value Fund's base advisory fee is 0.74%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 3000 Index. The advisory fee may range from 0.625% to 0.865%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 5.01% or more       + 0.125%           Underperforms the Index by 5.01% or more     - 0.125%
Outperforms the Index by 4.01% to 5.00%     + 0.09375%          Underperforms the Index by 4.01% to 5.00%   - 0.09375%
Outperforms the Index by 3.01% to 4.00%      + 0.0625%          Underperforms the Index by 3.01% to 4.00%    - 0.0625%
Outperforms the Index by 2.01% to 3.00%     + 0.03125%          Underperforms the Index by 2.01% to 3.00%   - 0.03125%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%

For example, if the Constellation Clover Core Value Fund outperforms the Russell 3000 Index over the relevant performance period by 3.25%, CIMCO's advisory fees would increase from 0.74% to 0.8025%. If, however, the Fund underperforms the Index by 3.25%, CIMCO's advisory fees would decrease to 0.675%.

7. CONSTELLATION CLOVER SMALL CAP VALUE FUND (currently the Turner Small Cap Value Fund)

Clover, the Turner Small Cap Value Fund's current investment sub-adviser, will continue to provide daily investment management services to the Constellation Small Cap Value Fund in its capacity as the new Fund's sub-adviser.

The Constellation Clover Small Cap Value Fund will continue to invest primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with small market capitalizations that its sub-adviser, Clover, believes are undervalued relative to the market or to their historical valuation. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. Small cap companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of those market capitalizations of companies included in the Russell 2000 Value Index.

The Fund will continue to invest in securities of companies operating in a broad range of industries based primarily on value characteristics such as price-cash flow, price-earnings and price-book value ratios. In selecting specific securities for the Fund, Clover seeks to identify companies whose stock is out-of-favor with investors.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                        Turner Small Cap Value     Constellation Clover Small
                                                         Fund - Class I Shares   Cap Value Fund - Class I Shares
                                                         ---------------------   -------------------------------
Investment Advisory Fees ..............................         0.85%                         0.85%(1)

Distribution (12b-1) Fees..............................         None                          None

Total Other Expenses...................................         0.42%                         0.42%(2)
                                                               -----                         -----

TOTAL ANNUAL FUND OPERATING EXPENSES...................         1.27%(3)                      1.27%(3)


-------------
1 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 2000 Value Index, and may range from 0.70% to 1.00%, depending upon the Fund's performance.
2 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.
3 Turner has contractually agreed to waive fees and to reimburse expenses in order to keep "Net Total Operating Expenses" of the Class I Shares from exceeding 1.40% through January 31, 2005. CIMCO has voluntarily agreed to waive fees and reimburse expenses in order to keep the Constellation Small Cap Value Fund's "Other Expenses" of the Class I Shares from exceeding 0.50% through at least January 31, 2006. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Small Cap Value Fund with the cost of investing in the Constellation Clover Small Cap Value. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                  1 Year         3 Years        5 Years      10 Years
                                                                  ------         -------        -------      --------

Turner Small Cap Value Fund - Class II Shares.................     $129           $403            $697        $1,534
Constellation Clover Small Cap Value Fund -- Class II Shares..     $129           $403            $697        $1,534


PERFORMANCE FEE ADJUSTMENT. The Constellation Clover Small Cap Value Fund's base advisory fee is 0.85%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the Russell 2000 Value Index. The advisory fee may range from 0.70% to 1.00%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 5.01% or more        + 0.15%           Underperforms the Index by 5.01% or more      - 0.15%
Outperforms the Index by 4.01% to 5.00%      + 0.1125%          Underperforms the Index by 4.01% to 5.00%    - 0.1125%
Outperforms the Index by 3.01% to 4.00%      + 0.075%           Underperforms the Index by 3.01% to 4.00%    - 0.075%
Outperforms the Index by 2.01% to 3.00%      + 0.0375%          Underperforms the Index by 2.01% to 3.00%    - 0.0375%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%

For example, if the Constellation Clover Small Cap Value Fund outperforms the Russell 2000 Value Index over the relevant performance period by 3.25%, CIMCO's advisory fees would increase from 0.85% to 0.925%. If, however, the Fund underperforms the Index by 3.25%, CIMCO's advisory fees would decrease to 0.775%.

8. CONSTELLATION CLOVER CORE FIXED INCOME FUND (currently the Turner Core Fixed Income Fund)

Clover, the Turner Core Fixed Income Fund's current investment sub-adviser, will continue to provide daily investment management services to the Constellation Clover Core Fixed Income Fund in its capacity as the new Fund's sub-adviser.

The Constellation Clover Core Fixed Income Fund will continue to invest primarily (at least 80% of its net assets) in U.S. government obligations and other investment grade fixed income securities, including corporate debt obligations and mortgage- and asset-backed securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In selecting investments for the Fund, the sub-adviser, Clover, will continue to choose fixed income securities of issuers that it believes will offer attractive income potential with an acceptable level of risk. Clover will invest in fixed income obligations of different types and maturities depending on its current assessment of the relative market values of the sectors in which the Fund invests. Clover does not attempt to forecast interest rate changes. The Fund's average duration will typically be between four and six years.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                                      Constellation Clover
                                                         Turner Core Fixed Income    Core Fixed Income Fund
                                                           Fund - Class I Shares        - Class I Shares
                                                           ---------------------        ----------------

Investment Advisory Fees................................           0.45%                      0.45%(1)

Distribution (12b-1) Fees...............................           None                       None

Other Expenses..........................................           0.42%                      0.42%(2)
                                                                  -----                       -----

TOTAL ANNUAL FUND OPERATING EXPENSES....................           0.87%                      0.87%

Fee Waivers and Expense Reimbursements..................          (0.07)%                    (0.07)%
                                                                  ------                     ------

NET TOTAL OPERATING  EXPENSES...........................            0.80%(3)                  0.80%(3)

-------------
1 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the Lehman Brothers Aggregate Bond Index, and may range from 0.37% to 0.53%, depending upon the Fund's performance.
2 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.
3 Turner has contractually agreed to waive fees and reimburse expenses in order to keep the Turner Core Fixed Income Fund's "Net Total Operating Expenses" of the Class I Shares from exceeding 0.80% through January 31, 2005. CIMCO has voluntarily agreed to waive fees and reimburse expenses in order to keep the Constellation Clover Core Fixed Income Fund's "Other Expenses" of the Class I Shares from exceeding 0.35% through at least January 31, 2006. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Core Fixed Income Fund with the cost of investing in the Constellation Clover Core Fixed Income Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Net Total Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                       1 Year     3 Years    5 Years    10 Years
                                                                       ------     -------    -------    --------

Turner Core Fixed Income Fund - Class I Shares....................       $82        $271      $475       $1,066
Constellation Clover Core Fixed Income Fund - Class I Shares......       $82        $271      $475       $1,066


PERFORMANCE FEE ADJUSTMENT. The Constellation Clover Core Fixed Income Fund's base advisory fee is 0.45%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the Lehman Brothers Aggregate Bond Index. The advisory fee may range from 0.37% to 0.53%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 5.01% or more        + 0.08%           Underperforms the Index by 5.01% or more      - 0.08%
Outperforms the Index by 4.01% to 5.00%       + 0.06%           Underperforms the Index by 4.01% to 5.00%     - 0.06%
Outperforms the Index by 3.01% to 4.00%       + 0.04%           Underperforms the Index by 3.01% to 4.00%     - 0.04%
Outperforms the Index by 2.01% to 3.00%       + 0.02%           Underperforms the Index by 2.01% to 3.00%     - 0.02%
Outperforms the Index by 2.00% or less         0.00%            Underperforms the Index by 2.00% or less       0.00%

For example, if the Constellation Clover Fixed Income Fund outperforms the Lehman Brothers Aggregate Bond Index over the relevant performance period by 3.25%, CIMCO's advisory fees would increase from 0.45% to 0.49%. If, however, the Fund underperforms the Index by 3.25%, CIMCO's advisory fees would decrease to 0.41%.

9. CONSTELLATION CHARTWELL ULTRA SHORT DURATION FIXED INCOME FUND (currently the Turner Ultra Short Duration Fixed Income Fund)

Mr. Roger Early and Mr. Paul Matlack form the team that manages the Turner Ultra Short Duration Fund. Messrs. Early and Matlack recently became employees of Chartwell, while remaining "dual" employees of Turner for the sole purpose of providing day-to-day management services to certain Turner Funds, including the Turner Ultra Short Duration Fixed Income Fund. Messrs. Early and Matlack will continue to provide daily investment management services to the Constellation Chartwell Ultra Short Duration Fixed Income Fund through Chartwell's capacity as the new Fund's sub-adviser.

The Constellation Chartwell Ultra Short Duration Fixed Income Fund will invest primarily (at least 80% of its net assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association or the Government National Mortgage Association. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In selecting investments for the Fund, the Fund's sub-adviser, Chartwell, will continue to choose U.S. government obligations that are attractively priced relative to the market or to similar instruments. In addition, Chartwell will consider the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. Although Chartwell will manage interest rate risk by maintaining an effective duration that is comparable to or less than that of one-year U.S. Treasury bills, the Fund may invest in securities with any maturity or duration. In any event, the Fund is expected to maintain an average duration of one year or less, and a dollar-weighted average portfolio maturity of no more than three years.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                                        Constellation
                                                    Turner Ultra                       Chartwell Ultra
                                                   Short Duration                       Short Duration
                                                    Fixed Income                         Fixed Income
                                                   Fund - Class I                       Fund - Class I
                                                      Shares         Class II Shares        Shares         Class II Shares
                                                      ------         ---------------        ------         ---------------

Investment Advisory Fees.......................        0.25%              0.25%              0.25%(1)           0.25%(1)

Distribution (12b-1) Fees......................        None               None               None               None

Other Expenses.................................        0.37%              0.62%              0.37%(2)           0.62%(2)
                                                      -----              -----              -----

     Shareholder Servicing Fee.................        None               0.25%(3)           None               0.25%(3)

TOTAL ANNUAL FUND OPERATING EXPENSES...........        0.62%              0.87%              0.62%              0.87%

Fee Waivers and Expense Reimbursements.........       (0.13)%            (0.13)%            (0.13)%            (0.13)%
                                                     -------             -----              -----            -------

NET TOTAL OPERATING  EXPENSES..................        0.49%(4)           0.74%4            0.49%(4)            0.74%(4)

-----------------------------------
1 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index, and may range from 0.19% to 0.31%, depending upon the Fund's performance.
2 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.
3 The Shareholder Service Fee is included as part of the Fund's "Total Other Expenses" and is presented here for information purposes only.

4 Turner has contractually agreed to waive fees and reimburse expenses in order to keep the Turner Ultra Short Duration Fixed Income Fund's "Net Total Operating Expenses" of the Class I and Class II Shares from exceeding 0.49% and 0.74%, respectively, through January 31, 2005. CIMCO will contractually agree to waive fees and reimburse expenses in order to keep the Constellation Chartwell Ultra Short Duration Fixed Income Fund's "Other Expenses" of the Class I and Class II Shares from exceeding 0.24% and 0.49%, respectively, through at least January 31, 2006. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Ultra Short Duration Fixed Income Fund with the cost of investing in the Constellation Chartwell Ultra Short Duration Fixed Income Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Net Total Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                             1 Year     3 Years   5 Years    10 Years
                                                                             ------     -------   -------    --------

Turner Ultra Short Duration Fixed Income Fund - Class I Shares.............    $50       $185       $333       $762
Turner Ultra Short Duration Fixed Income Fund - Class II Shares............    $76       $265       $469      $1,061
Constellation Chartwell Ultra Short Duration Fixed Income Fund - Class I
 Shares....................................................................    $50       $185       $333       $762
Constellation Chartwell Ultra Short Duration Fixed Income Fund - Class II
 Shares....................................................................    $76       $265       $469      $1,061


PERFORMANCE FEE ADJUSTMENT. The Constellation Chartwell Ultra Short Duration Fixed Income Fund's base advisory fee is 0.25%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the Merrill Lynch Three Month U.S. Treasury Bill Index. The advisory fee may range from 0.19% to 0.31%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 0.76% or more        + 0.06%           Underperforms the Index by 0.76% or more      - 0.06%
Outperforms the Index by 0.75% or less         0.00%            Underperforms the Index by 0.75% or less       0.00%

10. CONSTELLATION CHARTWELL SHORT DURATION FIXED INCOME FUND (currently the Turner Short Duration Fixed Income Fund)

Mr. Roger Early and Mr. Paul Matlack form the team that manages the Turner Short Duration Fund. Messrs. Early and Matlack recently became employees of Chartwell, while remaining "dual" employees of Turner for the sole purpose of providing day-to-day management services to certain Turner Funds, including the Turner Short Duration Fixed Income Fund. Messrs. Early and Matlack will continue to provide daily investment management services to the Constellation Chartwell Short Duration Fixed Income Fund through Chartwell's capacity as the new Fund's sub-adviser.

The Constellation Chartwell Short Duration Fixed Income Fund will continue to invest primarily (at least 80% of its net assets) in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including mortgage-backed securities issued by agencies such as the Federal National Mortgage Association or the Government National Mortgage Association. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders.

In selecting investments for the Fund, the Fund's sub-adviser, Chartwell, will continue to choose U.S. government obligations that are attractively priced relative to the market or to similar instruments. Chartwell will consider the "effective duration" of the Fund's entire portfolio when selecting securities. Effective duration is a measure of a security's price volatility or the risk associated with changes in interest rates. The Fund seeks to maintain an effective duration that is comparable to or less than that of three-year U.S. Treasury notes. The Fund may invest in securities with any maturity.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                                       Constellation
                                                   Turner Short                        Chartwell Short
                                                  Duration Fixed                       Duration Fixed
                                                   Income Fund -                        Income Fund -
                                                   Class I Shares    Class II Shares   Class I Shares     Class II Shares
                                                   --------------    ---------------   --------------     ---------------

Investment Advisory Fees.......................         0.25%             0.25%             0.25%(1)           0.25%(1)

Distribution (12b-1) Fees......................         None              None              None               None

Other Expenses.................................         0.37%             0.62%             0.37%(2)           0.62%(2)
                                                       -----             -----             -----              -----

     Shareholder Servicing Fee.................         None              0.25%(3)          None               0.25%(3)

TOTAL ANNUAL FUND OPERATING EXPENSES...........         0.60%             0.85%             0.60%              0.85%

Fee Waivers and Expense Reimbursements.........        (0.13)%           (0.13)%           (0.13)%            (0.13)%
                                                       -----           -------             -----              -----

NET TOTAL OPERATING  EXPENSES..................         0.49%(4)          0.74%(4)          0.49%(4)           0.74%(4)

-------------
1 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the Lehman Brothers 1 - 3 Year U.S. Government Bond Index, and may range from 0.19% to 0.31%, depending upon the Fund's performance.
2 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.
3 The Shareholder Service Fee is included as part of the Fund's "Total Other Expenses" and is presented here for information purposes only.

4 Turner has contractually agreed to waive fees and reimburse expenses in order to keep the Turner Short Duration Fixed Income Fund's "Net Total Operating Expenses" of the Class I and Class II Shares from exceeding 0.49% and 0.74%, respectively, through January 31, 2005. CIMCO will contractually agree to waive fees and reimburse expenses in order to keep the Constellation Chartwell Short Duration Fixed Income Fund's "Other Expenses" of the Class I and Class II Shares from exceeding 0.24% and 0.49%, respectively, through at least January 31, 2006. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Short Duration Fixed Income Fund with the cost of investing in the Constellation Short Duration Fixed Income Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Net Total Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                      1 Year      3 Years      5 Years     10 Years
                                                                      ------      -------      -------     --------

Turner Short Duration Fixed Income Fund - Class I Shares..........     $50          $185        $333         $762
Turner Short Duration Fixed Income Fund - Class II Shares.........     $76          $265        $469        $1,061
Constellation Chartwell Short Duration Fixed Income Fund - Class
 I Shares.........................................................     $50          $185        $333         $762
Constellation Chartwell Short Duration Fixed Income Fund - Class
 II Shares........................................................     $76          $265        $469        $1,061


PERFORMANCE FEE ADJUSTMENT. The Constellation Chartwell Short Duration Fixed Income Fund's base advisory fee is 0.25%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the Lehman Brothers 1 - 3 Year U.S. Government Bond Index. The advisory fee may range from 0.19% to 0.31%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 1.51% or more        + 0.06%           Underperforms the Index by 1.51% or more      - 0.06%
Outperforms the Index by 1.50% or less         0.00%            Underperforms the Index by 1.50% or less       0.00%

11.      CONSTELLATION CHARTWELL HIGH YIELD FUND (currently the Turner High
         Yield Fund)

Mr. Roger Early, Mr. Paul Matlack and Mr. John McCarthy form the team that manages the Turner High Yield Fund. Messrs. Early, Matlack and McCarthy recently became employees of Chartwell, while remaining "dual" employees of Turner for the sole purpose of providing day-to-day management services to certain Turner Funds, including the Turner High Yield Fund. Messrs. Early, Matlack and McCarthy will continue to provide daily investment management services to the Constellation Chartwell High Yield Fund through Chartwell's capacity as the new Fund's sub-adviser.

The Constellation Chartwell High Yield Fund will continue to invest primarily (at least 80% of its net assets) in fixed income securities rated below investment grade ("high yield" securities, often referred to as "junk bonds"). This is a non-fundamental investment policy that can be changed by the Fund upon 60 days' prior notice to shareholders. In selecting investments for the Fund, the Fund's sub-adviser, Chartwell, will choose fixed income securities that offer high current yields as well as capital appreciation potential, including preferred stocks, convertible securities, zero coupon obligations, payment-in-kind bonds, and variable rate securities. The Fund's average weighted maturity may vary, and will generally be ten years or less. The Fund will typically invest in securities rated B or BB by S&P or Ba or B by Moody's. Chartwell does not intend to invest more than 20% of the Fund's assets in bonds that are unrated, rated CCC or lower, or in default. This strategy may cause the Fund to earn less income, but should result in the Fund owning fewer bonds in default (i.e., paying no income).

Chartwell intends to invest no more than 5% of the Fund's assets in any single issuer. The Fund will limit its investment in any one industry to the lesser of 10% of the Fund's assets or two times that industry's weighting in the Merrill Lynch High Yield Index. Chartwell will continuously review the credit quality of the bonds in the Fund's portfolio, and will sell a bond when the issuer is downgraded, the industry sector in which the bond belongs is downgraded as a whole, or when the bond's price declines more than 15% as compared to its industry sector.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                            Turner High Yield Fund - Class    Constellation Chartwell High
                                                                       I Shares                Yield Fund - Class I Shares
                                                                       --------                ---------------------------

Redemption Fee (as a percentage of amount                               2.00%(1)                          2.00%(1)
     redeemed, if applicable).............................

Investment Advisory Fees..................................              0.55%                             0.55%(2)

Distribution (12b-1) Fees.................................              None                              None

Other Expenses............................................              0.61%                             0.61%(3)
                                                                       -----                             -----

TOTAL ANNUAL FUND OPERATING EXPENSES......................              1.16%                             1.16%

Fee Waivers and Expense Reimbursements....................             (0.26)%(4)                        (0.26%(4)
                                                                       ------                            -----

NET TOTAL OPERATING  EXPENSES.............................              0.90%                             0.90%


-------------
1 Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.
2 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of the Merrill Lynch High Yield, Cash Pay Index, and may range from 0.45% to 0.65%, depending upon the Fund's performance.
3 For the purposes of this comparison, Other Expenses are assumed to stay the same. Actual expenses of the reorganized Fund may vary.

4 Turner has contractually agreed to waive fees and reimburse expenses in order to keep the Turner High Yield Fund's "Total Annual Fund Expenses" from exceeding 0.90% through January 31, 2005. CIMCO has voluntarily agreed to waive fees and reimburse expenses in order to keep the Constellation Chartwell High Yield Fund's "Other Expenses" from exceeding 0.35% through at least January 31, 2006. By limiting Other Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner High Yield Fund with the cost of investing in the Constellation Chartwell High Yield Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Net Total Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                               1 Year      3 Years      5 Years      10 Years
                                                               ------      -------      -------      --------

Turner High Yield Fund - Class I Shares..............           $92         $343          $613        $1,386
Constellation Chartwell High Yield Fund - Class I
 Shares..............................................           $92         $343          $613        $1,386


PERFORMANCE FEE ADJUSTMENT. The Constellation Chartwell High Yield Fund's base advisory fee is 0.55%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of the Merrill Lynch High Yield, Cash Pay Index. The advisory fee may range from 0.45% to 0.65%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 3.01% or more        + 0.10%           Underperforms the Index by 3.01% or more      - 0.10%
Outperforms the Index by 3.00% or less         0.00%            Underperforms the Index by 3.00% or less       0.00%

12. CONSTELLATION STRATEGIC VALUE AND HIGH INCOME FUND (currently the Turner Strategic Value and High Income Fund")

The Constellation Strategic Value and High Income Fund will be considered a "fund of funds," which means that it will invest substantially all of its assets in shares of other mutual funds (referred to as the "underlying funds"), rather than in individual securities. As a fund of funds, the Fund will pursue its goal by investing substantially all of its assets in shares of other Constellation Funds - the Constellation TIP Small Cap Value Opportunities Fund (the "Small Cap Value Opportunities Fund") and the Constellation Chartwell High Yield Fund (the "High Yield Fund"). The Turner Strategic Value and High Income Fund may currently invest a portion of its assets in the Turner Ultra Short Duration Fixed Income Fund. In addition to being able to invest a portion of its assets in the Constellation Chartwell Ultra Short Duration Fixed Income Fund (the "Ultra Short Duration Fund"), the Fund may also invest a portion of its assets in the Constellation Clover Core Value Fund (the "Core Value Fund") and/or the Constellation HLAM Large Cap Value Fund (the "Large Cap Value Fund"). As a result, the investment performance of the Fund is directly related to the performance of the underlying funds.

The Small Cap Value Opportunities Fund focuses on equity securities of small capitalization companies that are believed to have the potential for growth and that appear to be trading below their perceived value. The High Yield Fund primarily holds fixed income securities rated below investment grade ("high yield, high risk" securities, often referred to as "junk bonds"). The Fund may also invest a portion of its assets in the Ultra Short Duration Fund which invests in high quality, short duration fixed income securities. Furthermore, the Fund may in the future invest in other underlying funds sponsored and offered by the Constellation Funds family.

Generally, the Fund will invest at least 40% of its assets, and may invest up to 60% of its assets, in the Small Cap Value Opportunities Fund, on the one hand, and in the High Yield Fund, on the other. The Fund will periodically adjust its asset allocation among these funds in response to changing economic and market conditions, the performance of the underlying funds, or for other reasons. For example, when the high yield market generally is outperforming the small capitalization equity market, the Fund generally will invest more of its assets in the High Yield Fund. The Fund will allocate more of its assets to the Small Cap Value Opportunities Fund when equity market's return potential appears to outweigh that of the high yield market.

The Fund may invest some or all of the assets otherwise allocated to the Small Cap Value Opportunities Fund in shares of the Core Value Fund and/or the Large Cap Value Fund if CIMCO believes that the small capitalization segment of the equity markets appears to be overvalued, or if it otherwise wishes to limit the Fund's exposure to small cap issuers. CIMCO also may allocate assets to the Ultra Short Duration Fund in order to reduce the Fund's exposure to the high yield sector of the fixed income markets. For temporary defensive purposes, or in response to adverse market conditions, the Fund may invest all or a substantial portion of its total assets in the Ultra Short Duration Fund. The Fund will normally sell a proportionate amount of the shares it owns in each underlying fund to meet redemption requests.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                      Turner                            Constellation
                                                  Strategic Value                      Strategic Value
                                                  and High Income                      and High Income
                                                  Fund - Class I                        Fund - Class I
                                                     Shares          Class II Shares        Shares         Class II Shares
                                                     ------          ---------------        ------         ---------------
Redemption Fee (as a percentage of
     amount redeemed, if applicable)...........       2.00%(1)            2.00%(1)           2.00%(1)           2.00%(1)

Investment Advisory Fees.......................       0.10%               0.10%              0.10%(2)           0.10%(2)

Distribution (12b-1) Fees......................       None                None               None               None

Total Other Expenses...........................      21.83%(3)           22.08%(3)          21.83%(3)          22.08%(3)
                                                    ------              ------             ------             ------

     Shareholder Servicing Fee.................       None               0.25%(4)            None               0.25%(4)

TOTAL ANNUAL FUND OPERATING EXPENSES...........      21.93%(5)          22.18%(5)           21.93%(5)          22.18%(5)

Underlying Fund Expenses.......................       1.08%(6)           1.08%(6)            1.08%(6)           1.08%(6)
                                                    ------             ------              ------             ------

TOTAL ANNUAL FUND OPERATING AND
     INDIRECT EXPENSES.........................      23.01%             23.26%              23.01%             23.26%

Fee Waivers and Expense Reimbursements.........     (22.76%)           (22.76%)            (22.76%)           (22.76%)

NET TOTAL OPERATING  EXPENSES..................       0.25%              0.50%               0.25%              0.50%

-------------
1 Applies to redemptions within 90 days of purchase. At this time, purchases of Class I Shares and Class II Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.

2 The reorganized Fund's advisory fee will be subject to a performance adjustment based on the Fund's performance relative to the performance of a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index, and may range from 0.05% to 0.15%, depending upon the Fund's performance.
3 For the purposes of this comparison, Other Expenses for the Constellation Strategic Value and High Income Fund are estimated at the same amount. Actual expenses of the reorganized Fund may vary.
4 The Shareholder Service Fee is included as part of the Fund's "Total Other Expenses" and is presented here for information purposes only.
5 Turner has contractually agreed to waive fees and reimburse expenses in order to keep the Turner Strategic Value and High Income Fund's "Total Annual Fund Operating and Indirect Expenses" of the Class I and Class II Shares from exceeding 0.25% and 0.50%, respectively, through January 31, 2005. CIMCO will contractually agree to waive fees and reimburse expenses in order to keep the Constellation Strategic Value and High Income Fund's combined "Total Other Expenses" and "Underlying Fund Expenses" of the Class I and Class II Shares from exceeding 0.15% and 0.40%, respectively, through at least January 31, 2006. By limiting Total Other Expenses and Underlying Fund Expenses in this manner, advisory fee increases and/or reductions (if any) resulting from performance adjustments will be passed along to shareholders while ensuring that the other expenses that affect their returns are appropriately limited.
6 Because the Fund invests in other mutual funds, your investment in the Fund is also indirectly subject to the operating expenses of the underlying funds. Underlying Fund Expenses will vary with changes in the expenses of the underlying funds (which may include changes in their fee waiver arrangements, if any) as well as allocation of the Fund's assets, and may be higher or lower than those shown above.

EXAMPLE

         This example is intended to help you compare the cost of investing in the Turner Strategic Value and High Income Fund with the cost of investing in the Constellation Strategic Value and High Income Fund. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of each period. The Example also assumes that each year your investment has a 5% return and Fund expenses remain the same. One year figures are based on Total Annual Fund Operating Expenses from above. Although your actual costs and returns might be different, based on these assumptions, your costs would be:

                                                                   1 Year       3 Years      5 Years     10 Years
                                                                   ------       -------      -------     --------

Turner Strategic Value and High Income Fund - Class I Shares...      $26         $4,017       $6,700     $10,165
Turner Strategic Value and High Income Fund - Class II Shares..      $51         $4,065       $6,747     $10,177
Constellation Strategic Value and High Income Fund - Class I
 Shares........................................................      $26         $4,017       $6,700     $10,165
Constellation Strategic Value and High Income Fund - Class II
 Shares........................................................      $51         $4,065       $6,747     $10,177


PERFORMANCE FEE ADJUSTMENT. The Constellation Strategic Value and High Income Fund's base advisory fee is 0.15%, and this fee subject to a performance adjustment based on the Fund's performance relative to the performance of a 50%/50% blend of the Russell 2000 Value Index and the Merrill Lynch High Yield, Cash Pay Index. The advisory fee may range from 0.05% to 0.15%, depending on the Fund's performance over a rolling 12-month period (the "performance period") beginning in the twelfth month following the effective date of the reorganization. The table below describes the advisory fee, with the applicable performance adjustment that CIMCO would receive based on the Fund's performance as compared to its benchmark index over the performance period:

                                           The Base Fee                                                    The Base Fee
If the Fund:                               Increases by:        If the Fund:                               Decreases by:
------------                               -------------        ------------                               -------------

Outperforms the Index by 3.01% or more        + 0.15%           Underperforms the Index by 3.01% or more      - 0.15%
Outperforms  the Index by 3.00% or less        0.00%            Underperforms the Index by 3.00% or less       0.00%

         MANAGER OF MANAGERS INVESTMENT APPROACH. The Constellation Trust, each Constellation Fund, and CIMCO have received an order from the Securities and Exchange Commission permitting the Constellation Funds to operate as "manager of managers" funds. Subject to the authority of the Constellation Trust's Board of Trustees, including a majority of Trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act," with such Trustees referred to as "Independent Trustees"), CIMCO in its capacity as investment adviser to the Constellation Funds will oversees various sub-advisers ("Managers") and will be responsible for recommending their hiring, termination and replacement.

         Under its Advisory Agreement with the Constellation Trust, CIMCO is authorized to provide Manager selection, monitoring and asset allocation services to the Constellation Funds. The Advisory Agreement with the Constellation Trust also provides that CIMCO may enter into agreements with one or more Managers to exercise day-to-day investment discretion over all or a portion of the assets of each Constellation Fund (each a "Sub-Advisory Agreement"). Each Manager will be registered as an investment adviser under the Advisers Act. CIMCO is required to perform due diligence on prospective Managers; communicate performance targets and evaluations to Managers; supervise compliance with the Constellation Funds' investment objectives and policies; continuously monitor and evaluate Managers; and recommend to the Board whether Sub-Advisory Agreements with the various Managers should be renewed, modified or terminated. CIMCO also is required to recommend to the Board the addition of new Managers as CIMCO deems appropriate. These new Managers could be in lieu of or in addition to existing Managers. The Managers, in turn, are responsible for continuously reviewing, supervising and administering the Constellation Funds' investment programs regarding the portion of the assets assigned to them.

         By approving the proposed reorganization, shareholders, in effect, will hire CIMCO to manage each Constellation Fund's assets directly and/or to hire Managers from time to time to manage some or all of the Constellation Fund's assets. Shareholders will not be able to vote on the approval of any Manager CIMCO hires or a material change to an existing Sub-Advisory Agreement. CIMCO will, however, provide shareholders with all the information that would be in a proxy statement within 90 days of the hiring of a new Manager. Further, CIMCO will not enter into a Sub-Advisory Agreement with any Manager that is affiliated with CIMCO unless the shareholders of the relevant Constellation Fund approve the agreement, including the compensation to be paid thereunder.

         CIMCO will have general oversight responsibility for the advisory services provided to the Constellation Funds. As part of this oversight responsibility, CIMCO will recommend, if appropriate, to the Board that a change in a Manager is necessary in the best interests of a Constellation Fund and its shareholders. CIMCO will evaluate a Manager based on, among other things, performance of the Constellation Fund on a medium-to-long term basis in comparison to appropriate peer groups and/or benchmarks; the amount of risk taken as compared to investment returns; adherence to a given investment strategy; the resources, qualifications and expertise of the personnel of a Manager; quality of the services a Manager provides; and the rate of compensation given the services provided in comparison to similar investment firms.

         The "manager of managers" investment approach provides three principal benefits to shareholders. First, it will reduce fund expenses to the extent that each Constellation Fund will not have to prepare and solicit proxies each and every time a Sub-Advisory Agreement is entered into or modified. Second, it will enable each Constellation Fund to operate more efficiently. In particular, it will permit each Constellation Fund to hire, terminate and replace Managers more efficiently according to the judgment of its Board, Independent Trustees, and CIMCO. Third, and most important, this investment approach relieves shareholders of the very responsibility that they are paying CIMCO to assume, that is, the selection, termination and replacement of Managers.

         While CIMCO does not currently intend to recommend that the Board terminate any of the sub-advisers to the Constellation Funds, shareholders should be aware that this is a possibility in the future under the "manager of managers" investment approach.

         YOUR FUND WILL KEEP THE SAME FISCAL YEAR END AND INCOME DISTRIBUTION SCHEDULE. Your Constellation Fund will keep its September 30th fiscal year end. As reorganized, the Constellation TIP Small Cap Value Opportunities, Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, and Constellation TIP Tax Managed U.S. Equity Funds will continue to distribute their income annually as a dividend to shareholders. The Constellation Clover Large Cap Value, Constellation Clover Core Value, Constellation Clover Small Cap Value, and Constellation Strategic Value and High Income Funds will distribute their income, if any, quarterly as a dividend to shareholders. The Constellation Clover Core Fixed Income, Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, and Constellation Chartwell High Income Funds will continue to declare their investment income daily and distribute it monthly as a dividend to shareholders.

         THE REORGANIZATION WILL HAVE NO IMPACT ON YOUR FUND'S SHARE PRICE
(NAV). On the day of the reorganization, the corresponding Constellation Fund's share price will be the same as that of each respective Turner Fund. As indicated below, the reorganization will not cause your Turner Fund's share price to go up or down, and you will own the same number of shares. Any declared but undistributed dividends or capital gains will carry over in the reorganization.

         YOUR FUND'S CURRENT TRUSTEES WILL BE REPLACED BY THE CONSTELLATION FUNDS' TRUSTEES. Certain of the individuals listed below are expected to serve as trustees of the Constellation Funds. (As previously mentioned, your Turner Fund will become a series of the Constellation Funds, if Shareholders approve the reorganization). The chart below also includes the Constellation Funds' proposed officers.

-------------------------- ---------------- ----------------- ----------------------------- -------------------------
                                            TERM OF OFFICE                                  OTHER DIRECTORSHIPS/
                           POSITION(S)      AND LENGTH OF     PRINCIPAL OCCUPATION(S)       TRUSTEESHIPS HELD BY
NAME AND AGE               HELD WITH TRUST  TIME SERVED       DURING PAST 5 YEARS           TRUSTEE
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
* John H. Grady, 42        Interested       N/A; Less than    President and Chief           N/A; currently
                           Trustee;         1 year            Executive Officer of          nominated to serve as
                           President                          Constellation Investment      Trustee of Westlakes
                                                              Management Company, LP (an    Institutional
                                                              investment adviser);          Portfolios, Berwyn, PA
                                                              previously, General
                                                              Counsel, Chief Operating
                                                              Officer and Chief Legal
                                                              Officer,  Turner Investment
                                                              Partners, Inc. (an
                                                              investment adviser);
                                                              President, Chief Operating
                                                              Officer, Turner Investment
                                                              Distributors, Inc. (a
                                                              broker-dealer); previously,
                                                              Partner, Morgan, Lewis &
                                                              Bockius LLP (a law firm).
-------------------------- ---------------- ----------------- ----------------------------- -------------------------


-------------------------- ---------------- ----------------- ----------------------------- -------------------------
                                            TERM OF OFFICE                                  OTHER DIRECTORSHIPS/
                           POSITION(S)      AND LENGTH OF     PRINCIPAL OCCUPATION(S)       TRUSTEESHIPS HELD BY
NAME AND AGE               HELD WITH TRUST  TIME SERVED       DURING PAST 5 YEARS           TRUSTEE
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Alfred C. Salvato, 45      Independent      N/A; Since        Treasurer, Thomas Jefferson   Turner Funds, Berwyn,
                           Trustee          Trust's           University Health Care        PA; Westlakes
                                            inception         Pension Fund (a hospital      Institutional
                                                              pension fund).                Portfolios, Berwyn, PA
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Ronald W. Filante, 57      Independent      N/A; Since        Associate Professor of        N/A; currently
                           Trustee          Trust's           Finance, Pace University.     nominated to serve as
                                            inception                                       Trustee of Westlakes
                                                                                            Institutional
                                                                                            Portfolios, Berwyn, PA
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Janet F. Sansonse          Proposed New     N/A; N/A          Self-employed consultant      Turner Funds, Berwyn,
57                         Independent                        since 1999; previously        PA; Westlakes
                           Trustee**                          Senior Vice President of      Institutional
                                                              Human Resources of Frontier   Portfolios, Berwyn, PA
                                   Corporation
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
John Canning, 33           Vice President   N/A; Less than    Senior Vice President and     N/A
                           and Assistant    1 year            Managing Director, Fund
                           Secretary                          Administration of
                                                              Constellation
                                                              Investment
                                                              Management
                                                              Company, LP;
                                                              previously,
                                                              Sub-Advisory
                                                              Institutional
                                                              Service Product
                                                              Manager, Turner
                                                              Investment
                                                              Partners, Inc.;
                                                              previously,
                                                              Transfer Agent
                                                              Manager, Pilgrim
                                                              Baxter and
                                                              Associates (an
                                                              investment
                                                              adviser);
                                                              Portfolio
                                                              Implementation
                                                              Analyst, SEI
                                                              Investments.
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Antoinette C. Robbins, 40  Vice President   N/A; Less than    Vice President and            N/A
                                            1 year            Corporate Counsel of
                                                              Constellation
                                                              Investment
                                                              Management
                                                              Company, LP;
                                                              previously,
                                                              Director of
                                                              Compliance, Turner
                                                              Investment
                                                              Partners, Inc.;
                                                              previously, Senior
                                                              Gift Planning
                                                              Officer, American
                                                              Civil Liberties
                                                              Union, 2001-2002;
                                                              Assistant Vice
                                                              President and
                                                              Counsel, Equitable
                                                              Life Assurance
                                                              Society of the
                                                              United States.
-------------------------- ---------------- ----------------- ----------------------------- -------------------------


-------------------------- ---------------- ----------------- ----------------------------- -------------------------
                                            TERM OF OFFICE                                  OTHER DIRECTORSHIPS/
                           POSITION(S)      AND LENGTH OF     PRINCIPAL OCCUPATION(S)       TRUSTEESHIPS HELD BY
NAME AND AGE               HELD WITH TRUST  TIME SERVED       DURING PAST 5 YEARS           TRUSTEE
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Saeed Franklin, 28         Vice President   N/A; Less than    Vice President, Fund          N/A
                                            1 year            Administration of
                                                              Constellation Investment
                                                              Management Company, LP;
                                                              previously, Performance
                                                              Analyst, Turner Investment
                                                              Partners, Inc.; Performance
                                                              Analyst, ING Variable
                                                              Annuities (an insurance
                                                              company); Senior Fund
                                                              Accountant, Bank of New
                                                              York (an investment bank);
                                                              Fund Accountant, PFPC Inc.
                                                              (an investment management
                                                              company)
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Rami Livelsberger, 29      Vice President   N/A; Less than    Vice President, Fund          N/A
                           and Assistant    1 year            Governance of Constellation
                           Secretary                          Investment Management
                                                              Company, LP; previously,
                                                              Compliance Officer, Legal
                                                              Assistant, Turner
                                                              Investment Partners, Inc.,
                                                              Legal Assistant, Morgan,
                                                              Lewis & Bockius, LLP.
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Peter Golden, 38           Controller and   N/A; 2 years      Director of Funds             N/A
                           Chief                              Accounting of SEI
                           Financial                          Investments; previously,
                           Officer                            Vice President of Fund
                                                              Administration, J.P. Morgan
                                                              Chase & Co. (an investment
                                                              bank); Vice President, Fund
                                                              and Pension Accounting,
                                                              Brown Brothers Harriman (an
                                                              investment bank).
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Lydia A. Gavalis, 38       Vice President   N/A; 4 years      Vice President and            N/A
                           and Assistant                      Assistant Secretary of SEI
                           Secretary                          Investments.
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
William E. Zitelli, Jr.,   Vice President   N/A; 3 years      Vice President and            N/A
35                         and Assistant                      Assistant Secretary of SEI
                           Secretary                          Investments; Vice
                                                              President, Merrill Lynch &
                                                              Co. Asset Management Group
                                                              (an investment bank).
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Timothy D. Barto, 35       Vice President   N/A; 3 years      Vice President and            N/A
                           and Assistant                      Assistant Secretary of SEI
                           Secretary                          Investments; previously
                                                              Associate, Dechert Price &
                                                              Rhoads (a law firm).
-------------------------- ---------------- ----------------- ----------------------------- -------------------------
Christine M. McCullough,   Vice President   N/A; 3 years      Vice President and            N/A
42                         and Assistant                      Assistant Secretary of SEI
                           Secretary                          Investments;
                                                              previously,
                                                              Associate, White
                                                              and Williams LLP
                                                              (a law firm).
-------------------------- ---------------- ----------------- ----------------------------- -------------------------

         * Mr. Grady is an "interested person" (as that term is defined in the 1940 Act") of the Constellation Trust due to his association with CIMCO.

         ** Ms. Sansone is an Independent Trustee of the Turner Trust. On January 29, 2004, the Independent Trustees of the Constellation Trust nominated Ms. Sansone to serve as Independent Trustee of the Constellation Trust. Her appointment is subject to the approval of the Constellation Trust's existing shareholders.

         Board Committees. The Board of the Turner Funds has established an audit committee, which is comprised of Mr. Salvato, Dr. Wholihan and Ms. Sansone, each of whom is an Independent Trustees, and a fair value pricing committee, which includes Mr. Salvato. The Board of the Constellation Funds has also established an audit committee, which is comprised of Mr. Filante and Mr. Salvato, each of whom is an Independent Trustee, and a fair value pricing committee, which includes Mr. Salvato. The Constellation Funds may establish a nominating committee in the future comprised entirely of Independent Trustees.

         Compensating "Independent" Trustees. Each Independent Trustee of the Turner Funds receives an annual retainer of $5,400 payable quarterly. In addition, Independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. Trustees of the Turner Funds are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Turner Funds does not offer any retirement benefits for its Independent Trustees.

         Each Independent Trustee of the Constellation Trust receives an annual retainer of $5,400 payable quarterly. In addition, Independent Trustees receive $675 for each regular or special in person board meeting and $350 for any special board meeting held by telephone. The Constellation Trustees will consider increasing these fees as assets in the Constellation Funds increase. Trustees of the Constellation Trust are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Constellation Trust does not offer any retirement benefits for its Independent Trustees.

         Compensating "Interested" Trustees. The Turner Funds does not compensate its Trustees who are officers or employees of Turner (i.e., "interested" Trustees). However, Turner compensates these Trustees in their capacity as officers or employees of Turner. Similarly, the Constellation Trust's interested trustees will receive no compensation from the Constellation Trust for their service in that capacity. However, these trustees will be paid in their roles as officers or directors of CIMCO.

         PURCHASES, REDEMPTIONS, AND EXCHANGES. The following chart highlights redemption and exchange features of your Fund compared to those of the newly formed Constellation Funds.

             PURCHASE, REDEMPTION
            AND EXCHANGE FEATURES               TURNER FUNDS                         CONSTELLATION FUNDS

Purchases.................................      By telephone, internet, mail, wire   By telephone, internet, mail, wire
                                                or systematic investments            or systematic investments
Redemptions..............................       By telephone, internet, mail, wire   By telephone, internet, mail, wire
                                                or systematic withdrawals            or systematic withdrawals
Exchanges.................................      With other Turner Funds - by mail    With other Constellation Funds -
                                                or telephone                         by mail or telephone

         OTHER FUND SERVICE PROVIDERS. The primary service providers of the Turner Funds and the Constellation Funds are set forth below:

---------------------------------------- -------------------------------------- --------------------------------------
                                         TURNER FUNDS                           CONSTELLATION FUNDS
---------------------------------------- -------------------------------------- --------------------------------------
Investment Adviser                       Turner(1), TIM(2)                      CIMCO
---------------------------------------- -------------------------------------- --------------------------------------
Sub-Adviser                              Clover(3)                              Turner(4)
---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Clover(5)
---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Chartwell(6)
---------------------------------------- -------------------------------------- --------------------------------------
Administrator                            Turner                                 CIMCO
---------------------------------------- -------------------------------------- --------------------------------------
Sub Administrator                        SEI                                    SEI
---------------------------------------- -------------------------------------- --------------------------------------
Distributor                              Turner Investment Distributors, Inc.   Constellation Investment
                                                                                Distribution Company, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
Custodian                                First Union National Bank              First Union National Bank
---------------------------------------- -------------------------------------- --------------------------------------
Transfer Agent                           DST Systems, Inc.                      DST Systems, Inc.
---------------------------------------- -------------------------------------- --------------------------------------
Independent Auditor                      Ernst & Young LLP                      Ernst & Young LLP
---------------------------------------- -------------------------------------- --------------------------------------

1 With respect to all Turner Funds other than the Turner Small Cap Value Opportunities Fund.
2        With respect to the Turner Small Cap Value Opportunities Fund.
3 With respect to the Turner Large Cap Value, Turner Core Value, Turner Small Cap Value, and Turner Core Fixed Income Funds.
4 With respect to the Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, Constellation TIP Tax Managed U.S. Equity, and Constellation TIP Small Cap Value Opportunities Funds.
5 With respect to the Constellation Clover Large Cap Value, Constellation Clover Core Value, Constellation Clover Small Cap Value, and Constellation Clover Core Fixed Income Funds.
6 With respect to the Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, and Constellation Chartwell High Yield Funds.

         CALCULATING NAV. Each Turner Fund calculates its net asset value per share ("NAV") once each business day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern Time). The Constellation Funds will calculate their NAV at the same time.

         STATE OF ORGANIZATION. The Constellation Trust is organized as a business trust under Delaware law. The Turner Trust is organized as a business trust under Massachusetts law. The following is a summary of certain differences between and among the Declaration of Trust and By-laws of the Constellation Trust and the Declaration of Trust and By-laws of the Turner Trust. It is not a complete list of the differences.

         Delaware law contains favorable limitations on shareholder and trustee liability for obligations of the trust, and provides for indemnification out of trust property for any shareholder or trustee that may be held personally liable for the obligations of the trust. Further, under the By-laws of the Constellation Trust, such indemnification extends to any person who is or was a trustee, officer, employee or other agent of the Constellation Trust or is or was serving at the request of the Constellation Trust as a trustee, director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a trustee, director, officer or an employee or agent of a foreign or domestic corporation that was a predecessor of another enterprise at the request of such enterprise.

         Massachusetts law does not include provisions relating to the limitation of liability of the shareholders and trustees for a business trust. Therefore, the shareholders and trustees of a Massachusetts business trust could potentially be liable for obligations of the trust. The Turner Trust's Declaration of Trust, however, contains express provisions stating that the shareholders and trustees are not personally liable in connection with Trust property or the acts, obligations or affairs of the Trust. The Turner Trust's Declaration of Trust also contains an express provision limiting the liability of the Trustees and provides for indemnification of the shareholders and trustees under certain circumstances.

                  Removing Trustees. Under the Constellation Trust's Declaration of Trust, shareholders may remove a trustee by a vote of two-thirds of the Trust's outstanding shares. Under the Turner Trust's Declaration of Trust, shareholders holding a majority of the shares entitled to vote may remove a trustee.

                  Shareholder Meetings. The Constellation Trust's Declaration of Trust and By-Laws do not specifically authorize shareholders to call a special shareholder's meeting. Under the Turner Trust's Declaration of Trust and By-Laws, shareholders owning at least 10% of the outstanding shares of any Turner Fund may call a special shareholder's meeting for any purpose.

                  Quorum. At any meeting of shareholders, under the Constellation Trust's Declaration of Trust, 40% of the shares entitled to vote constitutes a quorum at a shareholder's meeting, except when a larger quorum is required by applicable law. Under the Turner Trust's Declaration of Trust and By-Laws, a majority in interest of the shares entitled to vote constitutes a quorum at a shareholder's meeting.

                  Derivative and Class Actions. Under the Turner Trust's Declaration of Trust, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Turner Trust or its shareholders. The Constellation Trust's Declaration of Trust does not provide shareholders a similar right. Delaware law, however, affords shareholders of a business trust the right to bring derivative actions.

                  Reorganizing/Merging a Fund. Under the Constellation Trust's Declaration of Trust, the trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 14, 1998 without shareholder approval. Under the Turner Trust's Declaration of Trust, the trustees can merge, reorganize or sell all or substantially all of the assets of a fund created on or after August 17, 2001 without shareholder approval.

                  Amending the Declaration of Trust. Under the Constellation Trust's Declaration of Trust, the trustees may amend the declaration of trust without shareholder approval. Under the Turner Trust's Declaration of Trust, the trustees may amend the declaration of trust without shareholder approval, except for amendments that affect certain shareholder rights.


          THE INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT

         Investment Advisory Arrangements with CIMCO. CIMCO will serve as each Constellation Fund's investment adviser under an investment advisory agreement with the Constellation Trust. Under the agreement, CIMCO will have general responsibility for the management of each Constellation Fund. As the Constellation Funds' investment adviser, CIMCO will oversee each sub-adviser's sub-advisory activities with respect to each Constellation Fund and will monitor each sub-adviser's compliance with the respective Constellation Fund's investment policies, guidelines and restrictions.

         About CIMCO. CIMCO (formerly, Concentrated Capital Management, LP) is a limited partnership organized under the laws of the State of Pennsylvania and is registered as an investment adviser with the SEC. CIMCO is located at 1205 Westlakes Drive, Suite 110, Berwyn, PA 19312. As of January 31, 2004, CIMCO had discretionary management authority over less than $1 million of assets.

         Listed below are the names and principal occupations of each of the directors and the principal executive officers of CIMCO. The principal business address of each director and the principal executive officer, as it relates to their duties at CIMCO, is 1205 Westlakes Drive, Suite 110, Berwyn, Pennsylvania 19312.

         Name                        Position with CIMCO
         ----                        -------------------
         John H. Grady               President and Chief Executive Officer
         Francis McAleer             Senior Vice President and Managing Director, Distribution
         John J. Canning             Vice President and Managing Director, Fund Administration
         Antoinette C. Robbins       Vice President and Corporate Counsel
         Saeed Franklin              Vice President, Fund Administration
         Rami Livelsberger           Vice President, Fund Governance


         About the Investment Advisory Agreement. The investment advisory agreement between CIMCO and the Constellation Trust is similar to the current investment advisory agreement between Turner and the Turner Trust. Under the investment advisory agreement and subject to the direction of the Constellation Trust's Board of Trustees, CIMCO will have general responsibility for the management of the Constellation Funds. As the Constellation Funds' investment adviser, CIMCO will oversee each sub-adviser's sub-advisory activities with respect to each Constellation Fund and will monitor each sub-adviser's compliance with the respective Constellation Fund's investment policies, guidelines and restrictions. As discussed above, CIMCO will receive base investment advisory fees equal to the fees currently charged by Turner under its investment advisory agreement with the Turner Trust plus, beginning one year after the date of the Reorganization, performance fees. CIMCO will, in turn, pay sub-advisory fees to Turner, TIM, Clover and Chartwell, respectively, from its advisory fee.

         The advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the agreement would continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Constellation Trust's Trustees or (ii) a vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Constellation Trust, provided that in either event the continuance also is approved by a majority of the Constellation Trust's trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The agreement is terminable with respect to each Constellation Fund, without penalty, on 60 days' written notice by CIMCO, by the Constellation Fund's Trustees, or by vote of holders of a majority of the Constellation Fund's shares. CIMCO may terminate the agreement, without penalty, on 60 days' written notice. The agreement also would terminate automatically in the event of its assignment (as defined in the 1940 Act).

         Under the investment advisory agreement, neither CIMCO nor its officers, directors, employees or agents or controlling persons would be liable for any error of judgment or mistake of law, or for any loss suffered by the Constellation Trust and/or a Constellation Fund in connection with or arising out of the matters to which the advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CIMCO in the performance of its duties or from reckless disregard by it of its obligations and duties under the advisory agreement.

         Each Turner Fund's current investment advisory agreement with Turner has a similar standard of care. Under that agreement, Turner is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, except as may otherwise be provided under provisions of applicable state law or federal securities law that cannot be waived or modified.

                THE SUB-ADVISERS AND THE SUB-ADVISORY AGREEMENTS

1.       ABOUT TURNER

         Description of Turner. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, is a professional investment management firm founded in March, 1990, and is registered with the SEC as an investment adviser. Robert E. Turner is the Chairman and controlling shareholder of Turner. As of December 31, 2003, Turner had discretionary management authority with respect to approximately $12 billion of assets. Turner has provided investment advisory services to investment companies since 1992.

         Listed below are the names and principal occupations of each of the directors and the principal executive officers of Turner. The principal business address of each director and the principal executive officer, as it relates to their duties at Turner, is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

         Name                             Position with Turner
         ----                             --------------------
         Robert E. Turner*                Chairman and Chief Investment Officer
         Mark D. Turner                   Vice Chairman and Senior Portfolio Manager
         Stephen J. Kneeley               President and Chief Executive Officer
         Christopher McHugh               Board Member, Vice President and Secretary
         Brian F. McNally                 Corporate Counsel and Assistant Secretary
         Thomas R. Trala                  Board Member, Chief Operating Officer, Chief Financial Officer and
                                          Treasurer

         * This person is also a Trustee or Trust officer of the Turner Trust.

         About the Turner Sub-Advisory Agreement. Turner, or its affiliate, TIM, currently serves as the investment adviser to all of the Turner Funds. Under the sub-advisory agreement between CIMCO and Turner, Turner will continue to provide day-to-day investment management services to the newly formed Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, Constellation TIP Tax Managed U.S. Equity, and Constellation TIP Small Cap Value Opportunities Funds.

         The sub-advisory agreement between CIMCO and Turner is similar to the investment advisory agreement between Turner and the Turner Financial Services, Turner Healthcare & Biotechnology and Turner Tax Managed U.S. Equity Funds, and is also similar to the investment advisory agreement between TIM and the Turner Small Cap Value Opportunities Fund. The principal difference between these agreements is the compensation structure. In the advisory agreement with the referenced Turner Funds, Turner and TIM receive a fee directly from a Turner Fund. In the sub-advisory agreement relating to the Constellation TIP Financial Services, Constellation TIP Healthcare & Biotechnology, Constellation TIP Tax Managed U.S. Equity, and Constellation TIP Small Cap Value Opportunities Funds, Turner would receive a fee from CIMCO, subject to a performance fee adjustment for each sub-advised Fund. Turner will receive a lower fee under the sub-advisory agreement because under the agreement Turner will not be responsible for providing certain services to the new Constellation Funds that it or its affiliate is currently required to provide to the Turner Funds. CIMCO will be responsible for providing these services under its investment advisory agreement with the Constellation Trust, on behalf of each Constellation Fund.

         The Turner sub-advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the sub-advisory agreement would continue automatically with respect to each of the above-referenced Constellation Funds for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Board of Trustees of the Constellation Trust or (ii) a vote of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of a Constellation Fund for which Turner serves as sub-adviser, provided that in either event the continuance also is approved by a majority of the Constellation Fund's trustees who are not "interested persons" (as defined in the 1940 Act) of the Constellation Fund or of any party to the sub-advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, on 60 days' written notice by CIMCO, by the Board of Trustees of the Constellation Trust, or by vote of holders of a majority of a Constellation Fund's shares for which Turner serves as sub-adviser. Turner may terminate the agreement, without penalty, on 60 days' written notice. The sub-advisory agreement will terminate automatically five business days after Turner receives written notice of termination of the advisory agreement between the Constellation Trust and CIMCO. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940
Act).

         The sub-advisory agreement requires Turner to exercise its best judgment in rendering the services provided by it under the sub-advisory agreement. Under the agreement, Turner would not be liable for any error of judgment or mistake of law or for any loss suffered by the Constellation Funds or the holders of the Constellation Funds' shares or by CIMCO in connection with the matters to which the sub-advisory agreement relates, provided that nothing in the sub-advisory agreement will be deemed to protect or purport to protect Turner against liability to the Constellation Funds or to holders of the Constellation Funds' shares or to CIMCO to which Turner would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Turner's reckless disregard of its obligations and duties under the sub-advisory agreement. Your Turner Fund's current investment advisory agreement with Turner has a similar standard of care.

2.       ABOUT CLOVER

         Description of Clover. Clover, 110 Office Park Way, Pittsford, New York 14534, is a professional investment management firm founded in 1984 by Michael Edward Jones, CFA, and Geoffrey Harold Rosenberger, CFA, who are Managing Directors of Clover Capital and who control all of Clover Capital's outstanding voting stock. Clover is registered with the SEC as an investment adviser. As of December 31, 2003, Clover had discretionary management authority with respect to approximately $2 billion of assets. In addition to providing sub-advisory services to the Turner Funds mentioned above, Clover provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans, individual investors and trusts and estates.

         Listed below are the names and principal occupations of each of the directors and the principal executive officers of Clover. The principal business address of each director and the principal executive officer, as it relates to their duties at Clover, is 11 Tobey Village Office Park, Pittsford, New York 14534.

         Name                               Position with Clover
         ----                               --------------------
         Michael E. Jones                   Board Member and President
         Geoffrey H. Rosenberger            Board Member, Executive Vice President, Secretary and Treasurer
         Stephen J. Carl                    Chief Operating Officer
         James G. Gould                     Board Member

         About the Clover Sub-Advisory Agreement. Clover currently serves as the investment sub-adviser to the Turner Large Cap Value, Turner Core Value, Turner Small Cap Value, and Turner Core Fixed Income Funds. Clover began serving as sub-adviser to these Turner Funds on May 1, 2001, and before that served as these Funds' investment adviser. Under the sub-advisory agreement between CIMCO and Clover, Clover will continue to provide day-to-day investment management services to the newly formed Constellation Clover Large Cap Value, Constellation Clover Core Value, Constellation Clover Small Cap Value, and Constellation Clover Core Fixed Income Funds.

         The sub-advisory agreement between CIMCO and Clover is virtually identical to the investment sub-advisory agreement between Turner and Clover with respect to the Turner Large Cap Value, Turner Core Value, Turner Small Cap Value, and Turner Core Fixed Income Funds. The principal difference between the two agreements is the compensation structure. In the sub-advisory agreement between Turner and Clover, Clover receives a fee from Turner. In the sub-advisory agreement between CIMCO and Clover relating to the Constellation Clover Large Cap Value, Constellation Clover Core Value, Constellation Clover Small Cap Value, and Constellation Clover Core Fixed Income Funds, Clover would receive a fee from CIMCO.

         The Clover sub-advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the sub-advisory agreement would continue automatically with respect to each of the above-referenced Constellation Funds for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Board of Trustees of the Constellation Trust or (ii) a vote of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of a Constellation Fund for which Clover serves as sub-adviser, provided that in either event the continuance also is approved by a majority of the Constellation Fund's trustees who are not "interested persons" (as defined in the 1940 Act) of the Constellation Fund or of any party to the sub-advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, on 60 days' written notice by CIMCO, by the Board of Trustees of the Constellation Trust, or by vote of holders of a majority of a Constellation Fund's shares for which Clover serves as sub-adviser. Clover may terminate the agreement, without penalty, on 60 days' written notice. The sub-advisory agreement will terminate automatically five business days after Clover receives written notice of termination of the advisory agreement between the Constellation Trust and CIMCO. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940
Act).

         The sub-advisory agreement requires Clover to exercise its best judgment in rendering the services provided by it under the sub-advisory agreement. Under the agreement, Clover would not be liable for any error of judgment or mistake of law or for any loss suffered by the Constellation Funds or the holders of the Constellation Funds' shares or by CIMCO in connection with the matters to which the sub-advisory agreement relates, provided that nothing in the sub-advisory agreement will be deemed to protect or purport to protect Clover against liability to the Constellation Funds or to holders of the Constellation Funds' shares or to CIMCO to which Clover would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Clover's reckless disregard of its obligations and duties under the sub-advisory agreement. Your Turner Fund's current investment sub-advisory agreement with Clover has a similar standard of care.

3.       ABOUT CHARTWELL

         Description of Chartwell. Chartwell, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312, is a professional investment management firm, and is registered with the SEC as an investment adviser. As of December 31, 2003, Chartwell had discretionary management authority with respect to approximately $6.8 billion of assets. In addition to providing the sub-advisory services to the Constellation Funds referenced above, Chartwell provides advisory services to pension plans, religious and educational endowments, corporations, 401(k) plans, profit sharing plans and individual investors..

         Listed below are the names and principal occupations of each of the directors and the principal executive officers of Chartwell. The principal business address of each director and the principal executive officer, as it relates to their duties at Chartwell, is 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.

         Name                               Position with Chartwell
         ----                               -----------------------
         Timothy J. Riddle, CFA             Managing Partner, Chief Executive Officer
         Winthrop S. Jessup                 Managing Partner, Chairman of the Management Committee
         G. Gregory Haggar, CPA             Partner, Chief Financial Officer
         Michael J. McCloskey               Managing Partner, President


         About the Chartwell Sub-Advisory Agreement. Currently, Turner manages the Turner Ultra Short Duration Fixed Income, Turner Short Duration Fixed Income, and Turner High Yield pursuant to the terms of an Investment Advisory Agreement between Turner and the Turner Trust. Mr. Roger Early and Mr. Paul Matlack form the team that manages the Turner Ultra Short Duration Fund and the Turner Short Duration Funds, while Mr. Early, Mr. Matlack and Mr. John McCarthy form the committee that manages the Turner High Yield Fund.

         Effective September 2, 2003, Turner made a strategic business decision to outsource its fixed income investment management responsibilities with respect to the above-referenced Turner Funds to Chartwell. As part of this arrangement, all four members of Turner's fixed income investments team (including Messrs. Early, Matlack and McCarthy) became employees of Chartwell, while remaining "dual" employees of Turner for the sole purpose of providing day-to-day management services to the above-referenced Turner Funds. Effective upon completion of the proposed reorganization, each member of Turner's fixed income investment team intends to terminate his employment relationship with Turner and to become a full-time, exclusive employee of Chartwell.

         Under the sub-advisory agreement between CIMCO and Chartwell, Messrs. Early, Matlack and McCarthy will continue to provide day-to-day investment management services to the newly formed Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, and Constellation Chartwell High Yield Funds.

         The sub-advisory agreement between CIMCO and Chartwell is similar to the investment advisory agreement between Turner and the Turner Ultra Short Duration Fixed Income, Turner Short Duration Fixed Income, and Turner High Yield Funds. The principal difference between the two agreements is the compensation structure. In Turner's advisory agreement with the referenced Turner Funds, Turner receives a fee directly from these Turner Funds. In the sub-advisory agreement relating to the Constellation Chartwell Ultra Short Duration Fixed Income, Constellation Chartwell Short Duration Fixed Income, and Constellation Chartwell High Yield Funds, Chartwell (rather than Turner) would receive a fee from CIMCO, not the Funds. Chartwell will receive a lower fee under the sub-advisory agreement than Turner received under the investment advisory agreement because under the sub-advisory agreement Chartwell will not be responsible for providing certain services to the new Constellation Funds that Turner is currently required to provide to the Turner Funds. CIMCO will be responsible for providing these services under its investment advisory agreement with the Constellation Trust, on behalf of each Constellation Fund.

         The Chartwell sub-advisory agreement will become effective as of the date of its execution and will continue in effect for a period of up to two years from the date of execution. Thereafter, the sub-advisory agreement would continue automatically with respect to each of the above-referenced Constellation Funds for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Board of Trustees of the Constellation Trust or (ii) a vote of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of a Constellation Fund for which Chartwell serves as sub-adviser, provided that in either event the continuance also is approved by a majority of the Constellation Fund's trustees who are not "interested persons" (as defined in the 1940 Act) of the Constellation Fund or of any party to the sub-advisory agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The sub-advisory agreement is terminable, without penalty, on 60 days' written notice by CIMCO, by the Board of Trustees of the Constellation Trust, or by vote of holders of a majority of a Constellation Fund's shares for which Chartwell serves as sub-adviser. Chartwell may terminate the agreement, without penalty, on 60 days' written notice. The sub-advisory agreement will terminate automatically five business days after Chartwell receives written notice of termination of the advisory agreement between the Constellation Trust and CIMCO. The sub-advisory agreement also will terminate automatically in the event of its assignment (as defined in the 1940
Act).

         The sub-advisory agreement requires Chartwell to exercise its best judgment in rendering the services provided by it under the sub-advisory agreement. Under the agreement, Chartwell would not be liable for any error of judgment or mistake of law or for any loss suffered by the Constellation Funds or the holders of the Constellation Funds' shares or by CIMCO in connection with the matters to which the sub-advisory agreement relates, provided that nothing in the sub-advisory agreement will be deemed to protect or purport to protect Chartwell against liability to the Constellation Funds or to holders of the Constellation Funds' shares or to CIMCO to which Chartwell would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of Chartwell's reckless disregard of its obligations and duties under the sub-advisory agreement. Your Turner Fund's current investment advisory agreement with Turner has a similar standard of care.

           CONSIDERATIONS AND RECOMMENDATIONS OF THE BOARD OF TRUSTEES

         At a meeting of the Turner Trust's Board held on January 29, 2004, the Board of Trustees, including the Independent Trustees, unanimously approved the reorganization. The Trustees unanimously determined that the reorganization was in the Turner Funds' best interest and that the interests of the Turner Funds' existing shareholders will not be diluted as a result of the reorganization. The Trustees obtained from Turner and CIMCO such information as it deemed reasonably necessary to make these determinations. Representatives of Turner and CIMCO provided information to the Trustees about the potential benefits and detriments to the Turner Funds and their shareholders.

         The Trustees reviewed the terms and provisions of the agreement and plan of reorganization, the objectives, policies and restrictions of the Turner Funds and the Constellation Funds, the expected tax consequences of the reorganization to the Turner Funds and their shareholders, and the expense ratios of the Turner Funds and the Constellation Funds. In evaluating CIMCO and the reorganization, the Trustees reviewed certain materials furnished, and considered certain representations made, by CIMCO regarding its philosophy of management, performance expectations and methods of operation insofar as they related to the Turner Funds, and its decision to retain Turner, Clover and Chartwell as sub-advisers to various Constellation Funds.

         The Trustees further considered the similarities and differences between the current investment objectives and policies of the Turner Funds and those of the Constellation Funds. The Trustees also considered the Turner Funds' current fee and expense structure and historical expense ratio as compared to those proposed for the Constellation Funds. The Trustees reviewed the proposed fees as compared to those of comparable funds. In addition, the Trustees considered that Turner and CIMCO would bear all of the Turner Funds' costs relating to the reorganization and this solicitation.

         The principal factors that the Trustees considered in approving the reorganization were that: (i) each Constellation Fund will have similar investment objectives, strategies, policies and limitations as those of its corresponding Turner Fund; and (ii) the same investment advisory personnel who currently manage each Turner Fund will continue to manage the corresponding Constellation Fund after the reorganization. In addition, the Trustees reviewed pro forma expense ratios for each Constellation Fund, and the nature, scope and quality of services that CIMCO proposed to provide to the Constellation Funds. The Trustees also considered a number of other factors, including the capacity of CIMCO, Turner, Clover and Chartwell to perform their duties under the investment advisory and sub-advisory agreements; CIMCO's, Turner's, Clover's and Chartwell's investment management personnel; the financial standing of CIMCO; and the experience and expertise of CIMCO, Turner, Clover and Chartwell as investment advisers. The Trustees also considered other alternatives for the Turner Funds, including termination, but determined that reorganizing the Turner Funds into a mutual fund group that would manage the Funds in a substantially similar manner following the reorganization was a preferable alternative to termination, because of, among other things, adverse tax consequences to shareholders. Based on the factors discussed above and others, the Trustees approved the reorganization, subject to shareholder approval.

         BASED ON THE ABOVE INFORMATION AND FACTORS, THE TRUSTEES UNANIMOUSLY DETERMINED TO RECOMMEND THAT TURNER FUNDS SHAREHOLDERS APPROVE THE REORGANIZATION.

                   GENERAL INFORMATION ABOUT THE TURNER TRUST
                                AND OTHER MATTERS

         TRUSTEES AND OFFICERS. Information about the Turner Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with the Trust is set forth below:

Name                                  Position with the Turner Trust
----                                  ------------------------------
Robert E. Turner*                     Interested Trustee, Chairman of the Board
Janet F. Sansone                      Independent Trustee, Audit Committee Member
Dr. John T. Wholihan                  Independent Trustee, Audit Committee Member
Alfred C. Salvato                     Independent Trustee, Audit Committee Member, Fair Value Pricing Committee Member
Thomas R. Trala*                      President and Chief Executive Officer
Peter Golden                          Controller and Chief Accounting Officer

         * Mr. Turner, in his role as a Trustee is an "interested person" (as that term is defined in the 1940 Act) of the Trust due to his association with Turner. Mr. Trala is an "affiliated person" (as that term is defined in the 1940
Act) of the Trust and Turner.

         ADVISER. Turner, 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312, serves as the investment adviser for the Turner Financial Services, Turner Healthcare & Biotechnology, Turner Tax Managed U.S. Equity, Turner Strategic Value and High Income, Turner Large Cap Value, Turner Core Value, Turner Small Cap Value, Turner Core Fixed Income, Turner Ultra Short Duration Fixed Income, Turner Short Duration Fixed Income, and Turner High Yield Funds.

         TIM, 100 Pearl Street, 12th Floor, Hartford, CT 06103, serves as the investment adviser for the Turner Small Cap Opportunities Fund.

         SUB-ADVISER. Clover, 11 Tobey Village Office Park, Pittsford, New York 14534, serves as the investment sub-adviser for the Turner Large Cap Value, Turner Core Value, Turner Small Cap Value, and Turner Core Fixed Income Funds.

         DISTRIBUTOR. Turner Investment Distributors, Inc., a registered broker-dealer that is owned and operated by Turner, serves as the distributor of the Turner Funds.

         ADMINISTRATOR. Turner serves as the administrator of the Turner Funds. SEI Investments Global Funds Services, a Delaware business trust that has its principal business offices in Oaks, Pennsylvania, serves as each Turner Fund's sub-administrator.

         5% SHAREHOLDERS. As of February 17, 2004, the following persons were the only persons who were record owners or, to the knowledge of the Turner Trust, were beneficial owners of 5% or more of the shares of the Turner Funds. The Trust believes that most of the shares referred to below were held by the following persons in accounts for their fiduciary, agency, or custodial customers.

TURNER FINANCIAL SERVICES FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                   343,422.8270                         29.50%
Attn: Mutual Funds/ Team S
4500 Cherry Creek Dr. S. Fl 3
Denver, CO 80209
-------------------------------------------------- -------------------------------- ----------------------------------
SEI Trust Company Customer                                   79,844.8940                          6.86%
IRA A/C Donna M. Giordano
1109 Vail Valley Dr.
Vail, CO 81657-5141
-------------------------------------------------- -------------------------------- ----------------------------------
D. M. Giordano & C.J. Feldman & A.P. Lanzillatta             62,028.5500                          5.33%
Tr U/A 04/30/1999
Gilbert R. Giordano Trust
c/o Manning & Murray
6045 Wilson Blvd Ste 300
Arlington, VA 22205-1546
-------------------------------------------------- -------------------------------- ----------------------------------


TURNER HEALTHCARE & BIOTECHNOLOGY FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                   780,780.4500                         62.50%
Attn: Mutual Funds/ Team S
4500 Cherry Creek Dr. S. Fl 3
Denver, CO 80209
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp                            222,076.0520                         17.78%
For the Exclusive Benefit of Our Customers
82 Devonshire St.
Boston, MA 02109-3605
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER TAX MANAGED AND U.S. EQUITY FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                   624,393.2600                         97.41%
Attn: Mutual Funds/ Team S
4500 Cherry Creek Dr. S. Fl 3
Denver, CO 80209
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER SMALL CAP VALUE OPPORTUNITIES FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
Turner Strategic Value and High Income Fund                 446,898.5800                         26.22%
Attn: Brian Ferko
1205 Westlakes Drive Suite 100
Berwyn, PA 19312
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp for the                    395,617.9440                         23.21%
Exclusive Benefit of Our Customers
Attn Mutual Funds 5th Fl
200 Liberty St 1 World Financial Center
New York, NY 10281-1003
-------------------------------------------------- -------------------------------- ----------------------------------
National Investor Services FBO                              343,487.6870                         20.15%
097-500000-19
55 Water Street, 32nd Floor
New York, NY 10041-0028
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                   290,336.0870                         17.03%
Attn: Mutual Funds/ Team S
4500 Cherry Creek Dr. S. Fl 3
Denver, CO 80209
-------------------------------------------------- -------------------------------- ----------------------------------


TURNER LARGE CAP VALUE FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp for the                    109,387.9580                         18.31%
Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Center
New York, NY 10281-1003
-------------------------------------------------- -------------------------------- ----------------------------------
SEI Trust Company Customer                                   70,604.1410                         11.82%
IRA R/O Frank M. Stotz
707 Mendon Rd
Pittsford, NY 14534-9784
-------------------------------------------------- -------------------------------- ----------------------------------
SEI Trust Company Customer                                   44,336.6710                          7.42%
IRA R/O Bette S. Breen
31 Lombardy Circle
Rochester, NY 14612-2880
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER CORE VALUE FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp for the                    562,703.8530                         16.53%
Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Center
New York, NY 10281-1003
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                   209,813.4630                          6.16%
Attn: Mutual Funds/ Team S
4500 Cherry Creek Dr. S. Fl 3
Denver, CO 80209
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER SMALL CAP VALUE FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp for the                   1,943,758.0480                         9.02%
Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Center
New York, NY 10281-1003
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                  5,841,937.1390                        27.12%
Attn: Mutual Funds/ Team S
4500 Cherry Creek Dr. S. Fl 3
Denver, CO 80209
-------------------------------------------------- -------------------------------- ----------------------------------
Saxon & Co.                                                3,113,282.5250                        14.45%
FBO 40-40-090-9999464
PO Box 7780-1888
Philadelphia, PA 19182-0001
-------------------------------------------------- -------------------------------- ----------------------------------
Minnesota Life Insurance Company                           1,152,794.8420                         5.35%
401 Robert St N # A65216
Saint Paul, MN 55101-2000
-------------------------------------------------- -------------------------------- ----------------------------------


TURNER CORE FIXED INCOME FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp for the                    434,568.5600                         11.58%
Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Center
New York, NY 10281-1003
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co. Inc.                                  1,372,902.9780                        36.59%
Attn: Mutual Funds/ Team S
4500 Cherry Creek Dr. S. Fl 3
Denver, CO 80209
-------------------------------------------------- -------------------------------- ----------------------------------
Fifth Third Bank TTEE                                       248,460.3010                          6.62%
FBO Metro Hosp. Pen
A/C #16-2-8693566
P.O. Box 3385
Cincinnati, OH 45263-0001
-------------------------------------------------- -------------------------------- ----------------------------------
Krauss & Co                                                 188,168.6820                          5.02%
c/o M&T Trust Co.
P.O. Box 1377
Buffalo, NY 14240-1377
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER ULTRA SHORT DURATION FIXED INCOME FUND - CLASS I SHARES
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co.                                       33,667,632.7410                       84.66%
101 Montgomery St
San Francisco, CA 94104-4122
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER ULTRA SHORT DURATION FIXED INCOME FUND - CLASS II SHARES
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp for the                    393,496.8460                         61.45%
Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Center
New York, NY 10281-1003
-------------------------------------------------- -------------------------------- ----------------------------------
Merrill Lynch Pierce Fenner & Smith Inc. for the             67,562.0340                         10.55%
Sole Benefit of its Customers
Attn: Service Team
4800 Deer Lake Dr E Fl 3
Jacksonville, FL 32246-6486
-------------------------------------------------- -------------------------------- ----------------------------------
National Investor Services FBO                               49,408.2660                          7.72%
097-500000-19
55 Water Street, 32nd Floor
New York, NY 10041-0028
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER SHORT DURATION FIXED INCOME FUND - CLASS I SHARES
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
Charles Schwab & Co.                                       17,763,633.8490                       85.79%
101 Montgomery St
San Francisco, CA 94104-4122
-------------------------------------------------- -------------------------------- ----------------------------------
Security Trust Company Cust                                2,319,454.3890                        11.20%
Sheet Metal Workers Annuity Local #19
2390 E. Camelback Rd Ste 240
Phoenix, AZ 85016-3434
-------------------------------------------------- -------------------------------- ----------------------------------


TURNER SHORT DURATION FIXED INCOME FUND - CLASS II SHARES
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
National Investor Services FBO                               92,084.6800                         36.42%
097-500000-19
55 Water Street, 32nd Floor
New York, NY 10041-0028
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp for the                     76,540.0870                         30.27%
Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Center
New York, NY 10281-1003
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER HIGH YIELD FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
Turner Strategic Value and High Income Fund                1,263,837.3370                        39.86%
Attn: Brian Ferko
1205 Westlakes Drive Suite 100
Berwyn, PA 19312
-------------------------------------------------- -------------------------------- ----------------------------------
First Union National Bank                                  1,086,874.0090                        34.28%
Cash/Reinvest
A/C 9888888863
CMG-2-1151
1525 W WT Harris Blvd NC1151
Charlotte, NC 28262-8522
-------------------------------------------------- -------------------------------- ----------------------------------
Saxon & Co TTEE                                             188,308.7650                          5.94%
FBO 20101021040948
P.O. Box 7780-1888
Philadelphia, PA 19182-0001
-------------------------------------------------- -------------------------------- ----------------------------------
Independence Trust Company                                  174,958.8140                          5.52%
Attn: Operations
P.O. Box 682188
Franklin, TN 37068-2188
-------------------------------------------------- -------------------------------- ----------------------------------

TURNER STRATEGIC VALUE AND HIGH INCOME FUND
-------------------------------------------------- -------------------------------- ----------------------------------
         NAME AND ADDRESS OF SHAREHOLDER                  NUMBER OF SHARES                   PERCENT OF FUND
-------------------------------------------------- -------------------------------- ----------------------------------
National Investor Services FBO                              120,597.9850                         12.94%
097-500000-19
55 Water Street, 32nd Floor
New York, NY 10041-0028
-------------------------------------------------- -------------------------------- ----------------------------------
National Financial Services Corp for the                    741,853.1210                         79.61%
Exclusive Benefit of Our Customers
200 Liberty St 1 World Financial Center
New York, NY 10281-1003
-------------------------------------------------- -------------------------------- ----------------------------------

* As of January 31, 2004, the Turner Trust's Trustees and officers own less than 1% of any Turner Fund's shares.

         ADJOURNMENT. In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting. Turner and CIMCO will bear the costs of any adjourned sessions. The persons named as proxies will vote for an adjournment of any proxies that they are entitled to vote in favor of the proposal.

         VOTING DETAILS. Each share of beneficial interest of the Turner Funds is entitled to one vote, and a proportionate fractional vote for each fractional share held. Any Shareholder who submits a proxy may revoke it at any time before it is exercised by submitting to the Turner Trust a specific written notice of revocation. A majority in interest of each Turner Fund's shares entitled to vote on the proposal constitutes a quorum. Abstentions and "broker non-votes" will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the proposal.

         The approval of the proposal requires, with respect to each Turner Fund, the affirmative vote of a majority in interest of the Shares of such Turner Fund. A majority in interest shall mean 50.1% or more of total votes represented by all Shares entitled to vote and present at the meeting either in person or by proxy.

         SHAREHOLDER PROPOSALS. The Turner Trust is not required to hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion or presentation in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Turner Trust c/o Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312.

         OTHER MATTERS. The Trustees of the Turner Trust know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

         REPORTS TO SHAREHOLDERS. The Turner Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Turner Trust at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, or by calling 1-800-224-6312.

SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE OVER THE INTERNET OR BY TELEPHONE. PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS TO USE THESE METHODS OF VOTING.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


         AGREEMENT AND PLAN OF REORGANIZATION dated as of ___________, 2004 (the "Agreement"), by and between Turner Funds, a Massachusetts business trust, on behalf of Turner Healthcare & Biotechnology Fund, Turner Financial Services Fund, Turner Tax Managed U.S. Equity Fund, Turner Small Cap Value Opportunities Fund, Turner Strategic Value and High Income Fund, Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, and Turner High Yield Fund (collectively, the "Acquired Funds"), and Constellation Funds, a Delaware business trust, on behalf of Constellation TIP Healthcare & Biotechnology Fund, Constellation TIP Financial Services Fund, Constellation TIP Tax Managed U.S. Equity Fund, Constellation TIP Small Cap Value Opportunities Fund, Constellation Strategic Value and High Income Fund, Constellation Clover Large Cap Value Fund, Constellation Clover Core Value Fund, Constellation Clover Small Cap Value Fund, Constellation Clover Core Fixed Income Fund, Constellation CIP Ultra Short Duration Fixed Income Fund, Constellation CIP Short Duration Fixed Income Fund, and Constellation CIP High Yield Fund (collectively, the "Acquiring Funds").

         WHEREAS, Turner Funds was organized on January 26, 1996 under Massachusetts law as a business trust and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust has authorized capital consisting of an unlimited number of units of beneficial interest without par value of separate series of Turner Funds. The Acquired Funds are duly organized and validly existing series of Turner Funds;

         WHEREAS, Constellation Funds was organized on October 25, 1993 under Delaware law as a business trust and is an open-end management investment company registered under the 1940 Act. Constellation Funds has authorized capital consisting of an unlimited number of units of beneficial interest with no par value of separate series of Constellation Funds. The Acquiring Funds are duly organized and validly existing series of Constellation Funds;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree to effect the transfer of all of the assets of the Acquired Funds solely in exchange for the assumption by the corresponding Acquiring Funds of all or substantially all of the liabilities of the Acquired Funds and units of beneficial interest of the corresponding Acquiring Funds ("Acquiring Funds Shares") followed by the distribution at the Effective Time (as defined in Section 9 of this Agreement) of such Acquiring Funds Shares to the holders of units of beneficial interest of the Acquired Funds ("Acquired Funds Shares") on the terms and conditions hereinafter set forth in liquidation of the Acquired Funds. The parties hereto covenant and agree as follows:

1. Plan of Reorganization. At the Effective Time, the Acquired Funds will assign, deliver, and otherwise transfer all of their assets and good and marketable title thereto, and assign all or substantially all of the liabilities as are set forth in a statement of assets and responsibilities to be prepared as of the Effective Time (the "Statement of Assets and Liabilities"), to the Acquiring Funds free and clear of all liens, encumbrances, and adverse claims, except as provided in this Agreement, and the Acquiring Funds shall acquire all such assets, and shall assume all such liabilities of the Acquired Funds, in exchange for delivery to the Acquired Funds by the Acquiring Funds of a number of Acquiring Funds Shares (both full and fractional) equivalent in number and value to the Acquired Funds Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Funds, as set forth in the Statement of Assets and Liabilities, shall be exclusively assigned to and assumed by the Acquiring Funds. All debts, liabilities, obligations, and duties of the Acquired Funds, to the extent that they exist at or after the Effective Time and are stated in the Statement of Assets and Liabilities, shall after the Effective Time attach to the Acquiring Funds and may be enforced against the Acquiring Funds to the same extent as if the same had been incurred by the Acquiring Funds.

2. Transfer of Assets. The assets of the Acquired Funds to be acquired by the corresponding Acquiring Funds and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, and receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Acquired Funds, and other property owned by the Acquired Funds at the Effective Time.

3. Liquidation of the Acquired Funds. At the Effective Time, the Acquired Funds will liquidate and the Acquiring Funds Shares (both full and fractional) received by the Acquired Funds will be distributed to the shareholders of record of the Acquired Funds as of the Effective Time in exchange for their respective Acquired Funds Shares and in complete liquidation of the Acquired Funds. Each shareholder of the Acquired Funds will receive a number of Acquiring Funds Shares equal in number and value to the Acquired Funds Shares held by that shareholder, and each Acquiring Funds Share and Acquired Funds Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Funds in the name of each shareholder of the Acquired Funds that represents the respective number of Acquiring Funds Shares due such shareholder. As soon as practicable after the Effective Time, Turner Funds shall take any and all steps as shall be necessary and proper to effect a complete termination of the Acquired Funds.

4. Representations and Warranties of the Acquiring Funds. The Acquiring Funds represent and warrant to the Acquired Funds as follows:

         (a) Organization, Existence, etc. Constellation Funds is a business trust duly organized and validly existing under the laws of Delaware and has the power to carry on its business as it is now being conducted.

         (b) Registration as Investment Company. Constellation Funds is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

         (c) Shares to be Issued Upon Reorganization. The Acquiring Funds Shares to be issued by the Acquiring Funds in connection with the reorganization have been duly authorized and upon consummation of the reorganization will be validly issued, fully paid, and nonassessable. Prior to the Effective Time, there shall be no issued and outstanding Acquiring Funds Shares or any other securities issued by the Acquiring Funds.

         (d) Authority Relative to this Agreement. Constellation Funds, on behalf of the Acquiring Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by the Constellation Funds Board of Trustees, and no other proceedings by the Acquiring Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. None of the Acquiring Funds is a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement.

         (e) Liabilities. There are no liabilities of the Acquiring Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Funds Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquired Funds, none of which has been materially adverse to the business, assets, or results of operations of the Acquiring Funds.

         (f) Litigation. Except as previously disclosed to the Acquired Funds, there are no claims, actions, suits, or proceedings pending or, to the actual knowledge of the Acquiring Funds, threatened which would materially adversely affect the Acquiring Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (g) Contracts. Except for contracts and agreements disclosed to the Acquired Funds, under which no default exists, each of the Acquiring Funds is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever with respect to the Acquiring Funds.

         (h) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquiring Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5. Representations and Warranties of the Acquired Funds. The Acquired Funds represent and warrant to the Acquiring Funds as follows:

         (a) Organization, Existence, etc. Turner Funds is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power to carry on its business as it is now being conducted.

         (b) Registration as Investment Company. The Trust is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

         (c) Financial Statements. The audited financial statements of Turner Funds relating to the Acquired Funds for the fiscal year ended September 30, 2003 (the "Acquired Funds Financial Statements"), as delivered to the Acquiring Funds, fairly present the financial position of the Acquired Funds as of the dates thereof, and the results of its operations and changes in its net assets for the periods indicated.

         (d) Marketable Title to Assets. Each of the Acquired Funds will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Funds. Upon delivery and payment for such assets, each of the Acquiring Funds will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances, and adverse claims.

         (e) Authority Relative to this Agreement. The Trust, on behalf of the Acquired Funds, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by Turner Funds' Board of Trustees, and, except for approval by the shareholders of the Acquired Funds, no other proceedings by the Acquired Funds are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. None of the Acquired Funds is a party to or obligated under any charter, bylaw, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, that would be violated by its executing and carrying out this Agreement.

         (f) Liabilities. There are no liabilities of the Acquired Funds, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Funds Financial Statements, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time, or otherwise previously disclosed to the Acquiring Funds, none of which has been materially adverse to the business, assets, or results of operations of the Acquired Funds.

         (g) Litigation. Except as previously disclosed to the Acquiring Funds, there are no claims, actions, suits, or proceedings pending or, to the knowledge of the Acquired Funds, threatened which would materially adversely affect the Acquired Funds or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.

         (h) Contracts. Except for contracts and agreements disclosed to the Acquiring Funds, under which no default exists, each of the Acquired Funds, at the Effective Time, is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

         (i) Taxes. As of the Effective Time, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6. Conditions Precedent to Obligations of the Acquiring Funds.

         (a) All representations and warranties of the Acquired Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

         (b) The Acquired Funds shall have delivered to the Acquiring Funds at the Effective Time the Acquired Funds' Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer or Assistant Treasurer of the Acquired Funds as to the aggregate asset value of the Acquired Funds' portfolio securities.

7. Condition Precedent to Obligations of the Acquired Funds. All representations and warranties of the Acquiring Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.

8. Further Conditions Precedent to Obligations of the Acquired Funds and the Acquiring Funds. The obligations of the Acquired Funds and the Acquiring Funds to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

         (a) Such authority from the Securities and Exchange Commission and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

         (b) The Registration Statement on Form N-1A of the Acquiring Funds shall be effective under the Securities Act of 1933 and, to the best knowledge of the Acquiring Funds, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act of 1933.

         (c) The shares of the Acquiring Funds shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico, and the District of Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

         (d) The Acquired Funds and the Acquiring Funds shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Funds and the Acquiring Funds substantially to the effect that for federal income tax purposes:

                  (1) No gain or loss will be recognized to the Acquired Funds upon the transfer of its assets in exchange solely for Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Funds' stated liabilities;

                  (2) No gain or loss will be recognized by the Acquiring Funds on its receipt of the Acquired Funds' assets in exchange for Acquiring Funds Shares and the assumption by the Acquiring Funds of the corresponding Acquired Fund's liabilities;

                  (3) The basis of an Acquired Fund's assets in the corresponding Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the Effective Time;

                  (4) The Acquiring Funds' holding period for the assets transferred to the Acquiring Funds by the Acquired Funds will include the holding period of those assets in the corresponding Acquired Fund's hands immediately before the Effective Time;

                  (5) No gain or loss will be recognized by the Acquired Funds on the distribution of Acquiring Funds Shares to the Acquired Funds' shareholders in exchange for their Acquired Funds Shares;

                  (6) No gain or loss will be recognized by the Acquired Funds' shareholders as a result of the Acquired Funds' distribution of Acquiring Funds Shares to the such shareholders in exchange for such shareholders' Acquired Funds Shares;

                  (7) The basis of Acquiring Funds Shares received by the Acquired Funds' shareholders will be the same as the adjusted basis of such shareholders' Acquired Funds Shares surrendered in exchange therefor; and

                  (8) The holding period of Acquiring Funds Shares received by the Acquired Funds' shareholders will include such shareholders' holding period for Acquired Funds Shares surrendered in exchange therefor, provided that said Acquired Funds Shares were held as capital assets as of the Effective Time.

         (f) This Agreement and the reorganization contemplated hereby shall have been approved by at least a majority of the outstanding shares of each of the Acquired Funds entitled to vote on the matter.

         (g) The Board of Trustees of [Constellation Funds], at a meeting duly called for such purpose, shall have approved this Agreement and authorized the issuance by each of the Acquiring Funds of Acquiring Funds Shares at the Effective Time in exchange for the assets of the Acquired Funds pursuant to the terms and provisions of this Agreement.

9. Effective Time of the Reorganization. The exchange of the Acquired Funds' assets for Acquiring Funds Shares shall be effective as of close of business on ___________, 2004, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

10. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of Turner Funds and/or by resolution of the Board of Trustees of [Constellation Funds], at any time prior to the Effective Time, if circumstances should develop that, in the opinion of either Board, make proceeding with the Agreement inadvisable.

11. Amendment. This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Funds Shares to be paid to the Acquired Funds' shareholders under this Agreement to the detriment of the Acquired Funds' shareholders.

12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of Delaware.

13. Notices. Any notice, report, statement or demand required or permitted by and provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, or overnight express courier addressed as follows:

If to the Acquiring Funds:                    If to the Acquired Funds:

John H. Grady                                 Stephen J. Kneeley
7700 Martins Lane                             1205 Westlakes Drive, Suite 100
Philadelphia, PA 19118                        Berwyn, Pennsylvania 19312
Telephone:                                    Telephone: 888.329.2300
Fax:                                          Fax: 610.786.0822

With a copy to:                               With a copy to:

14. Fees and Expenses.

         (a) Each of the Acquiring Funds and the Acquired Funds represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

         (b) Except as otherwise provided for herein, all expenses of the reorganization contemplated by this Agreement will be borne [equally] by Turner Investment Partners, Inc., the investment adviser to the Turner Funds, and Constellation Investment Management Company, the investment adviser to the Constellation Funds. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement,
         (ii) expenses associated with preparing and filing proxy materials,
         (iii) solicitation costs in connection with obtaining shareholder approval of the reorganization, (iv) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify Acquiring Funds Shares to be issued in connection herewith in each state in which the Acquired Funds' shareholders are resident as of the Effective Date, (v) accounting fees, (vi) legal fees, and (vii) the Acquiring Funds' federal and state registration fees.

15. Headings, Counterparts, Assignment.

         (a) The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

16. Entire Agreement. Each of the Acquiring Funds and the Acquired Funds agree that neither party has made any representation, warranty, or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

17. Further Assurances. Each of the Acquiring Funds and the Acquired Funds shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

18. Binding Nature of Agreement. As provided in each party's bylaws, this Agreement was executed by the undersigned officers of [Constellation Funds] and Turner Funds, on behalf of each of the Acquiring Funds and the Acquired Funds, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each of [Constellation Funds] and Turner Funds. Moreover, no series of either [Constellation Funds] or Turner Funds shall be liable for the obligations of any other series of [Constellation Funds] or Turner Funds.

         IN WITNESS WHEREOF, each of the parties has duly caused this Agreement to be executed as of the day and year first written above.


Attest:                                     TURNER FUNDS


________________________                    By:_____________________________
                                            Name:___________________________
                                            Title:__________________________


Attest:                                     CONSTELLATION FUNDS


________________________                    By:_____________________________
                                            Name:___________________________
                                            Title:__________________________

                                THE TURNER FUNDS
                   SPECIAL MEETING OF THE SHAREHOLDERS OF THE:

                         TURNER FINANCIAL SERVICES FUND
                     TURNER HEALTHCARE & BIOTECHNOLOGY FUND
                       TURNER TAX MANAGED U.S. EQUITY FUND
                    TURNER SMALL CAP VALUE OPPORTUNITIES FUND
                           TURNER LARGE CAP VALUE FUND
                             TURNER CORE VALUE FUND
                           TURNER SMALL CAP VALUE FUND
                          TURNER CORE FIXED INCOME FUND
                  TURNER ULTRA SHORT DURATION FIXED INCOME FUND
                     TURNER SHORT DURATION FIXED INCOME FUND
                             TURNER HIGH YIELD FUND
                   TURNER STRATEGIC VALUE AND HIGH INCOME FUND


                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
                      THE SPECIAL MEETING OF SHAREHOLDERS,

                          TO BE HELD ON APRIL 23, 2004

The undersigned, hereby appoints Brian F. McNally and Brian M. Ferko as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Turner Financial Services Fund, Turner Healthcare & Biotechnology Fund, Turner Tax Managed U.S. Equity Fund, Turner Small Cap Value Opportunities Fund, Turner Large Cap Value Fund, Turner Core Value Fund, Turner Small Cap Value Fund, Turner Core Fixed Income Fund, Turner Ultra Short Duration Fixed Income Fund, Turner Short Duration Fixed Income Fund, Turner High Yield Fund, and Turner Strategic Value and High Income Fund (each a "Turner Fund" and collectively the "Turner Funds") of the Turner Funds (the "Turner Trust"), to be held at the offices of Turner Investments Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 on April 23, 2004, at 10:00 a.m. Eastern Time, and any adjournments or postponements of the Special Meeting (the "Meeting") all shares of beneficial interest of the Turner Funds that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TURNER TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSAL:

Proposal 1. To approve the reorganization of the Turner Funds with and into corresponding series of the Constellation Funds.

                           ____For  ____Against      ____Abstain

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the proxy statement. Your signature(s) on this proxy should be exactly as your name(s) appear on this proxy. If the shares are held jointly, each holder must sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians must indicate the full title and capacity in which they are signing.

Dated:                 , 2004
      -----------------
                                       --------------------------------
                                           Signature of Shareholder


                                       --------------------------------
                                           Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

TELEPHONE AND INTERNET VOTING INSTRUCTIONS:

TO VOTE BY TELEPHONE:

1)  READ THE PROXY STATEMENT AND HAVE THIS PROXY CARD AT HAND.
2)  CALL 1-800-690-6903
3) ENTER THE 12-DIGIT CONTROL NUMBER SET FORTH BELOW AND FOLLOW THE SIMPLE INSTRUCTIONS.

TO VOTE BY INTERNET:

1)  READ THE PROXY STATEMENT AND HAVE THIS PROXY CARD AT HAND.
2)  GO TO WEBSITE WWW.PROXYVOTE.COM
3) ENTER THE 12-DIGIT CONTROL NUMBER SET FORTH BELOW AND FOLLOW THE SIMPLE INSTRUCTIONS.


CONTROL NUMBER:  [XXXXXXXXXXXX]

[Letterhead of Morgan, Lewis & Bockius LLP]




February 24, 2004



VIA EDGAR

Securities and Exchange Commissions
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549

Re:      Turner Funds
         File Nos. 33-00641 and 811-07527

Ladies and Gentlemen:

On behalf of our client, Turner Funds (the "Trust"), we are filing, pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, a definitive copy of the Schedule 14A, notice, proxy statement and voting instruction forms ("Proxy Materials") for the Meeting of Shareholders ("Meeting") of the Trust scheduled to be held on April 23, 2004.

The Meeting is being called for the purpose of approving a proposed reorganization of certain existing series of the Trust with and into newly formed series of Constellation Funds (formerly Alpha Select Funds). The Trust intends to mail definitive proxy materials to shareholders on or about February 27, 2004.

Please direct any questions or comments you may have to my attention at the address listed above. In addition, please feel free to contact me at
202.739.5067 with your questions or comments.


Sincerely,

/s/ Brian E. Walker
------------------------
Brian E. Walker

cc:      Mr. Brian F. McNally